File Number: 333-124736
                                                Filed Pursuant to Rule 497(c) of
                                                      the Securities Act of 1933

                            PIONEER SERIES TRUST II

                         Pioneer Strategic Growth Fund

                             IMPORTANT INFORMATION

Dear Shareholder:

     I am writing to ask that you vote in favor of an important proposal that will affect your investment in Pioneer Strategic Growth Fund (formerly, Pioneer Papp Strategic Growth Fund) ("your fund" or "Strategic Growth Fund"). Your fund's investment adviser, Pioneer Investment Management, Inc., manages two mutual funds that focus on long-term capital growth, your fund and Pioneer Growth Leaders Fund (formerly, Pioneer Papp Stock Fund) ("Growth Leaders Fund"). The enclosed combined prospectus/proxy statement contains information about a proposal to reorganize your fund into Growth Leaders Fund. If approved, you would become a shareholder of Growth Leaders Fund and would receive shares of Growth Leaders Fund equal in value to the value of your shares in Strategic Growth Fund. Growth Leaders Fund would be the legal, accounting and performance survivor of the reorganization, with that fund's investment strategy, policies and overall structure being retained. The result will be that you become a shareholder of a fund the investment goals and focus of which are similar to your fund, but which will be substantially larger in size as a result of the reorganization. Our hope is that a larger asset base will enable the combined fund to invest more efficiently and to have the potential to realize expense savings in the future. Your fund is selling its assets to Growth Leaders Fund and, consequently, Growth Leaders Fund will be the legal entity that continues after the reorganization.

                   WHY IS THE REORGANIZATION BEING PROPOSED?

     The trustees of your fund believe that reorganizing your fund into Growth Leaders Fund offers you potential benefits, including the opportunity to be part of a combined fund with a larger asset size that may be better positioned in the market to increase asset size and achieve economies of scale. The larger portfolio of the combined fund may enable Growth Leaders Fund to hold larger positions in individual securities and, consequently, achieve better net prices on securities trades. In addition, each fund incurs substantial operating costs for insurance, accounting, legal, and custodial services. Although the combination of the funds is not expected to reduce expenses (net of expense limitation) immediately and will increase the net expenses for Class B and Class C shareholders of your fund that become shareholders of the combined fund, the combination may reduce gross expenses and increase the potential for cost savings in the future because the fixed expenses will be spread over a larger pool of assets, thereby reducing expenses on a per share basis.

                               YOUR VOTE MATTERS

     After careful consideration, your fund's trustees have unanimously approved the reorganization of Strategic Growth Fund into Growth Leaders Fund. The enclosed combined prospectus/proxy statement contains further explanation and important details about the reorganization, which I strongly encourage you to read before voting. If approved by the shareholders, the reorganization is scheduled to take place at the close of business on August 5, 2005.

     Your vote makes a difference, no matter what the size of your investment. Please review the enclosed proxy materials and submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote one of three ways: via telephone; via mail by returning the enclosed voting card; or via the Internet. Please refer to the enclosed proxy card and instruction letter for information about voting by telephone or via the Internet. If you have any questions or need additional information, please contact a Pioneer Customer Service Representative at 1-800-622-3265 between
9:00 a.m. and 5:00 p.m. (Boston time). I thank you for your prompt vote on this matter.

                                          Sincerely,

                                          /s/ Osbert M. Hood

                                          Osbert M. Hood

                                          President and Chief Executive Officer
                                          Pioneer Investment Management, Inc.

                            PIONEER SERIES TRUST II

                           On behalf of its Series:

                         Pioneer Strategic Growth Fund
                   ("your fund" or "Strategic Growth Fund")

                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         SCHEDULED FOR AUGUST 2, 2005

     This is the formal agenda for your fund's shareholder meeting (the "meeting"). It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

     A special shareholder meeting for your fund will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on August 2, 2005, at 2:00 p.m., Boston time, to consider the following:

   1. A proposal to approve an Agreement and Plan of Reorganization between your fund and Pioneer Growth Leaders Fund ("Growth Leaders Fund"), each a separate series of Pioneer Series Trust II (the "Trust"). Under this Agreement and Plan of Reorganization, your fund will transfer all of its assets to Growth Leaders Fund in exchange for Class A, B and C shares of Growth Leaders Fund. Class A, B and C shares of Growth Leaders Fund will be distributed to your fund's shareholders in proportion to their Class A, B and C holdings on the reorganization date. Growth Leaders Fund also will assume all of your fund's liabilities. Your fund will then be dissolved.

   2.  Any other business that may properly come before the meeting.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     Shareholders of record as of the close of business on June 3, 2005 are entitled to vote at the meeting and any related follow-up meetings.

                                             By Order of the Board of Trustees,

                                             Dorothy E. Bourassa, Secretary

Boston, Massachusetts
June 13, 2005

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY. If shareholders do not return their proxies in sufficient numbers, your fund may be required to make additional solicitations.

                            PIONEER SERIES TRUST II

                              PROXY STATEMENT OF
                         PIONEER STRATEGIC GROWTH FUND

                                PROSPECTUS FOR
                       CLASS A, CLASS B, CLASS C SHARES
                          PIONEER GROWTH LEADERS FUND

                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265

     This combined prospectus/proxy statement contains information you should know before voting on the proposed reorganization of your fund into Growth Leaders Fund. Please read it carefully and retain it for future reference.

How the Reorganization Will Work

     o Your fund will transfer all of its assets to Growth Leaders Fund. Growth Leaders Fund will assume your fund's liabilities.

     o Growth Leaders Fund will issue Class A, Class B and Class C shares to your fund in amounts equal to the value of your fund's net assets attributable to its Class A, Class B and Class C shares, respectively. These shares will be distributed to each shareholder of your fund in proportion to their holdings of the respective class of shares on the reorganization date and shareholders will become shareholders of Growth Leaders Fund.

     o Your fund will be dissolved following the closing of the reorganization.

     o The reorganization is intended to result in no income, gain or loss for federal income tax purposes to Growth Leaders Fund, your fund or the shareholders of your fund.

Why Your Fund's Trustees Recommend the Reorganization

     The trustees of your fund believe that reorganizing your fund into Growth Leaders Fund, a fund with similar investment policies, and having a combined fund with greater assets, offers you potential benefits. These potential benefits and considerations include:

     o The opportunity to be part of a combined fund with substantially greater assets that may be better positioned in the market to further increase asset size and achieve economies of scale. Economies of scale have potential benefits to the combined fund in two ways. First, a larger fund, which trades in larger blocks of stock, will be able to hold larger positions in individual securities and, consequently, have an enhanced ability to achieve better net prices on securities trades. In addition, each fund incurs substantial operating costs for insurance, accounting, legal, and custodial services. The combination of the funds resulting from the reorganization may spread fixed expenses over a larger asset base, potentially contributing to a lower expense ratio in the long term than your fund would achieve separately; and

     o Continuity of portfolio management and a substantially similar portfolio composition.

     Therefore, your fund's trustees recommend that you vote FOR the reorganization.

     Shares of Growth Leaders Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     Shares of Growth Leaders Fund have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

---------------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
---------------------------------------------------------------------------------------------------------------------------------
Your fund's most recent Class A, Class B and Class C shares                 On file with the SEC and available at no charge by
prospectus, dated May 1, 2005, and any applicable supplements.              calling our toll-free number: 1-800-622-3265. The
                                                                            prospectus is incorporated by reference into this
                                                                            combined prospectus/proxy statement.

Your fund's multi-class statement of additional information ("SAI") dated   On file with the SEC and available at no charge by
May 1, 2005. It contains additional information about your fund.            calling our toll-free number: 1-800-622-3265. The SAI
                                                                            is incorporated by reference into this combined
                                                                            prospectus/proxy statement.

Your fund's annual report to shareholders dated December 31, 2004.          On file with the SEC and available at no charge by
                                                                            calling our toll-free number: 1-800-622-3265. See
                                                                            "Available Information." The annual report is
                                                                            incorporated by reference into this combined
                                                                            prospectus/ proxy statement.
---------------------------------------------------------------------------------------------------------------------------------
Growth Leaders Fund's most recent Class A, Class B and Class C shares       On file with the SEC and available at no charge by
prospectus, dated May 1, 2005, and any applicable supplements.              calling our toll-free number: 1-800-622-3265. The
                                                                            incorporated by prospectus is reference into this
                                                                            combined prospectus/proxy statement.

Growth Leaders Fund's multi-class SAI dated May 1, 2005. It contains        On file with the SEC and available at no charge by
additional information about Growth Leaders Fund.                           calling our toll-free  number: 1-800-622-3265. The
                                                                            SAI is incorporated by reference into  this combined
                                                                            prospectus/proxy statement.

Growth Leaders Fund's annual report to shareholders dated                   On file with the SEC and available at no charge by
December 31, 2004.                                                          calling our toll-free number: 1-800-622-3265. The
                                                                            annual report is incorporated by reference into this
                                                                            combined prospectus/proxy statement.
---------------------------------------------------------------------------------------------------------------------------------
A statement of additional information for this joint prospectus/proxy       On file with the SEC and available at no charge by
statement, dated June 13, 2005. It contains additional information          calling our toll-free number: 1-800-622-3265. This
about your fund and Growth Leaders Fund.                                    SAI is incorporated by reference into this combined
                                                                            prospectus/proxy statement.
---------------------------------------------------------------------------------------------------------------------------------
To ask questions about this combined prospectus/proxy statement.            Call our toll-free telephone number: 1-800-622-3265.
---------------------------------------------------------------------------------------------------------------------------------

      The date of this combined prospectus/proxy statement is June 13, 2005.

                                TABLE OF CONTENTS

                                                                                      Page
                                                                                      ----
INTRODUCTION .....................................................................      4
SUMMARY ..........................................................................      4
PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION .....................     14
CAPITALIZATION ...................................................................     17
BOARD'S EVALUATION AND RECOMMENDATION ............................................     17
VOTING RIGHTS AND REQUIRED VOTE ..................................................     17
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS ...................................     18
FINANCIAL HIGHLIGHTS .............................................................     27
INFORMATION CONCERNING THE MEETING ...............................................     30
OWNERSHIP OF SHARES OF THE FUNDS .................................................     31
EXPERTS ..........................................................................     34
AVAILABLE INFORMATION ............................................................     34
EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION ........................    A-1
EXHIBIT B -- TAX REPRESENTATION CERTIFICATE OF PIONEER GROWTH LEADERS FUND .......    B-1
EXHIBIT C -- TAX REPRESENTATION CERTIFICATE OF PIONEER STRATEGIC GROWTH FUND .....    C-1
EXHIBIT D -- PORTFOLIO MANAGEMENT DISCUSSION OF FUND PERFORMANCE .................    D-1

                                  INTRODUCTION

     This combined prospectus/proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders (the "meeting") of your fund. This meeting will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109 on August 2, 2005 at 2:00 p.m., Boston time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization (the "Agreement"), a form of which is attached here to as Exhibit A, providing for the reorganization of your fund into Growth Leaders Fund. This combined proxy statement and prospectus is being mailed to your fund's shareholders on or about June 13, 2005.

     This combined prospectus/proxy statement includes information about the proposal, including a comparison summary. You should read the entire prospectus/proxy statement carefully, including Exhibits A through D, because they are a part of this prospectus/proxy statement and contain details that are not in the summary. A Statement of Additional Information, dated June 13, 2005, includes additional information regarding Strategic Growth Fund and Growth Leaders Fund and is incorporated herein by reference. You may obtain a copy of the Statement of Additional Information by calling 1-800-622-3265.

Who is Eligible to Vote?

     Shareholders of record on June 3, 2005 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                     SUMMARY

     The following is a summary of more complete information appearing later in this combined proxy statement/prospectus or incorporated herein. You should read carefully the entire proxy statement, including the Agreement attached as Exhibit A, because they contain details that are not in the summary.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your fund and Growth Leaders Fund.

     The principal difference between the two funds is your fund's greater emphasis upon U.S. issuers with substantial international operations. The two funds have the same portfolio management teams and investment objectives.

           Comparison of Strategic Growth Fund to Growth Leaders Fund

---------------------------------------------------------------------------------------------------------------------------------
                                         Strategic Growth Fund                                Growth Leaders Fund
---------------------------------------------------------------------------------------------------------------------------------
Business                 A diversified series of Pioneer Series Trust II,   A diversified series of Pioneer Series Trust II, an
                         an open-end investment management company          open-end investment management company
                         organized as a Delaware statutory trust.           organized as a Delaware statutory trust.
---------------------------------------------------------------------------------------------------------------------------------
Net assets, as of        $33.55 million                                     $35.69 million
March 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
Investment adviser and   Investment Adviser:
portfolio managers       Pioneer Investment Management, Inc. ("Pioneer")

                         Investment Subadviser:
                         L. Roy Papp & Associates, LLP ("Papp")

                         Portfolio Managers:
                         L. Roy Papp, Chairman and Director (since 1989) of Papp; Rosellen C. Papp, CFA, Vice
                         President, Treasurer and Director (since 1989) of Papp.

                         Pioneer retains the ultimate responsibility to oversee the subadviser and may, subject only to the approval of the board of trustees of Pioneer Series Trust II, hire, terminate and replace the subadviser without shareholder approval. Pioneer has no current intention to replace Papp as subadviser for Growth Leaders Fund.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                         Strategic Growth Fund                               Growth Leaders Fund
---------------------------------------------------------------------------------------------------------------------------------
Investment objective    Each fund seeks long-term capital growth. The investment objective of each fund is fundamental and cannot be changed without shareholder approval.
---------------------------------------------------------------------------------------------------------------------------------
Primary investments     Under normal market conditions, the fund             Under normal market conditions, the fund
                        invests at least 80% of its net assets (plus the     invests at least 80% of its net assets (plus the
                        amount of borrowings, if any, for investment         amount of borrowings, if any, for investment
                        purposes) in equity securities of U.S. issuers,      purposes) in common and preferred stocks
                        with an emphasis on securities traded in the         and securities convertible into stocks, with an
                        U.S. of issuers that Papp believes have              emphasis on mid and large capitalization
                        substantial international activities. The fund       issuers traded in the U.S. However, the fund
                        may invest up to 20% of its assets in equity         may invest in issuers of any capitalization.
                        securities of foreign companies that are traded
                        in U.S. markets.                                     The fund may invest up to 20% of its total
                                                                             assets in equity and debt securities of non-
                        For purposes of the fund's investment policies,      U.S. corporate issuers and debt securities of
                        equity securities include common stocks,             non-U.S. government issuers. The fund will
                        convertible debt and other equity instruments,       not invest most than 5% of its total assets in
                        such as depositary receipts, warrants, rights        the securities of emerging market issuers.
                        and preferred stocks.
---------------------------------------------------------------------------------------------------------------------------------
Investment strategies   Each fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. Papp evaluates an issuer's prospects for capital appreciation by considering, among other factors, growth over extended periods of time, profitability created through operating efficiency rather than financial leverage, and whether cash flows confirm the sustainability of growth.

                        Papp follows a "buy and hold" strategy. Once a security is purchased, each fund ordinarily retains an investment so long as Papp continues to believe that the security's prospects for appreciation continue to be favorable and that the security is not overvalued in the marketplace.
                        Papp does not attempt to time the market.
---------------------------------------------------------------------------------------------------------------------------------
Temporary defensive     Normally, each fund invests substantially all of its assets to meet its investment objective.
strategies              Each fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, each fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. Each fund intends to adopt a defensive strategy when Papp believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.
---------------------------------------------------------------------------------------------------------------------------------
Debt securities         The fund may invest up to 20% of its total           The fund may invest the balance of its assets
                        assets in debt securities. The debt securities may   in debt securities of corporate and
                        be issued by U.S. corporate and government           government issuers. Generally the fund
                        issuers. Generally the fund acquires debt            acquires debt securities that are investment
                        securities that are investment grade, but the fund   grade, but the fund may invest up to 5% of
                        may invest up to 5% of its net assets in below       its net assets in below investment grade debt
                        investment grade debt securities issued by U.S.      securities issued by both U.S. and non-U.S.
                        corporate and government issuers, including          corporate and government issuers, including
                        below investment grade convertible debt              below investment grade convertible debt
                        securities. The fund invests in debt securities      securities. The fund invests in debt securities
                        when Papp believes they are consistent with the      when Papp believes they are consistent with
                        fund's investment objective of capital               the fund's investment objective of capital
                        appreciation, to diversify the fund's portfolio or   appreciation, to diversify the fund's portfolio
                        for greater liquidity.                               or for greater liquidity.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                       Strategic Growth Fund                                  Growth Leaders Fund
---------------------------------------------------------------------------------------------------------------------------------
Short-term trading     Neither fund usually trades for short-term profits. A fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria.
---------------------------------------------------------------------------------------------------------------------------------
Derivatives            Each fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or otherfinancial instruments. Although there is no specific limitation on investment in derivatives, neither fund uses derivatives as a primary investment technique and generally limits their use to hedging. However, a fund may use derivatives for a variety of non-principal purposes, including:
                       o    As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
                       o    As a substitute for purchasing or selling securities
                       o    To increase the fund's return as a non-hedging strategy that may be considered speculative
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                               Classes of Shares
---------------------------------------------------------------------------------------------------------------------------------
                       Strategic Growth Fund                                  Growth Leaders Fund
---------------------------------------------------------------------------------------------------------------------------------
Class A sales          The Class A shares of both funds have the same characteristics and fee structure.
charges and fees       o    Class A shares are offered with initial sales charges up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from Pioneer Funds Distributor, Inc. ("PFD"), the funds' distributor, of up to 5% declining as the size of your investment increases.

                       o    There are no contingent deferred sales charges, except in certain circumstances when the initial sales charge is waived.

                       o    Class A shares are subject to distribution and service (12b-1) fees of up to 0.25% of average daily net assets. These fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.

                       o    Class A shares of Growth Leaders Fund will have lower gross expenses than Class A shares of
                            Strategic Growth Fund, but the same net expenses after the reorganization pursuant to an expense limitation agreement.
---------------------------------------------------------------------------------------------------------------------------------
Class B sales          The Class B shares of both funds have the same characteristics and fee structure.
charges and fees       o    Class B shares are offered without an initial sales charge, but are subject to contingent deferred sales charges of up to 4% if you sell your shares. The charge is reduced over time and is not charged after five years. Your investment firm may receive a commission from PFD, the funds'
                            distributor, at the time of your purchase of up to 4%.

                       o    Class B shares are subject to distribution and service (12b-1) fees of up to 1% of average daily net assets. Both of these fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.

                       o    Class B shares of Growth Leaders Fund will have lower gross expenses than Class B shares of Strategic
                            Growth Fund, but higher net expenses after the reorganization due to the small amount of assets attributable to Class B shares.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                      Classes of Shares
---------------------------------------------------------------------------------------------------------------------------------
                       Strategic Growth Fund                                  Growth Leaders Fund
---------------------------------------------------------------------------------------------------------------------------------
Class C sales          The Class C shares of both funds have the same characteristics and fee structure.
charges and fees       o    Class C shares are offered without an initial sales charge.
                       o    Class C shares are subject to a contingent deferred sales charge of 1% if you sell your shares within one year of purchase. Your investment firm may receive a commission from PFD at the time of your purchase of up to 1%.
                       o    Class C shares are subject to distribution and service (12b-1) fees of up  to 1% of average daily net assets. These fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
                       o    Class C shares of Growth Leaders Fund will have higher gross expenses than Class C shares of
                            Strategic Growth Fund and higher net expenses after the reorganization due to the small amount of assets attributable to Class C shares.
---------------------------------------------------------------------------------------------------------------------------------
Management fees        Both funds pay monthly management fees equal to the following annual percentages of such fund's average daily net assets: 0.75% on assets up to $1 billion, and 0.70% on assets over $1 billion. Pioneer may benefit from the reorganization because the increase in assets under management of the combined fund may result in an overall decrease in the combined fund's gross expenses due to potential economies of scale. Consequently, Pioneer's fee waiver under the current expense limitation would decrease and Pioneer would receive a higher management fee under the combined fund than it would receive if the reorganization had not occurred.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                 Buying, Selling and Exchanging Shares
---------------------------------------------------------------------------------------------------------------------------------
                       Strategic Growth Fund                                  Growth Leaders Fund
---------------------------------------------------------------------------------------------------------------------------------
Buying shares          You may buy shares from any investment firm that has a sales agreement with PFD, the fund's distributor.
                       You can buy shares at the offering price. You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund.

                       If you have an existing non-retirement account, you may purchase shares of the fund by telephone or online. Certain IRAs also may use the telephone purchase privilege.
---------------------------------------------------------------------------------------------------------------------------------
Minimum initial        Your initial investment must be at least $1,000. Additional investments must be at least $100 for
investment             Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.
---------------------------------------------------------------------------------------------------------------------------------
Maximum purchase       Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares.
amounts                These limits are applied on a per transaction basis.
---------------------------------------------------------------------------------------------------------------------------------
Exchanging shares      You may exchange your shares for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred shares charge at the time of the exchange.
                       Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes.

                       After you establish an eligible fund account, you can exchange fund shares by telephone or online.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                               Buying, Selling and Exchanging Shares
---------------------------------------------------------------------------------------------------------------------------------
                       Strategic Growth Fund                                  Growth Leaders Fund
---------------------------------------------------------------------------------------------------------------------------------
Selling shares         Your shares will be sold at net asset value per share next calculated after the fund receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds.

                       If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by telephone or online. You may sell fund shares held in a retirement plan account by telephone only if your account is an eligible IRA (tax penalties may apply).
---------------------------------------------------------------------------------------------------------------------------------
Net asset value        The funds' net value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m.
                       Eastern time).
                       ----------------------------------------------------------------------------------------------------------
                       You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class A, Class B or Class
                       C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.
---------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each fund has the same portfolio management team and similar investment objectives, investment policies and strategies, the funds are subject to some of the same principal risks. You could lose money on your investment in the funds or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term);

     o    Growth stocks fall out of favor with investors; or

     o Papp's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect.

     Growth Leaders Fund also has risks associated with investing in mid-cap companies. Compared to large cap companies, mid-cap companies, and the market for their equity securities, are likely to be more sensitive to changes in the economy, earnings results and investor expectations.

     You could lose money on your investment in the Strategic Growth Fund or Growth Leaders Fund if securities of non-U.S. issuers or U.S. issuers with substantial international operations fall out of favor with investors. Investing in these issuers may involve unique risks. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Adverse effect of currency exchange rates or controls on the value of the fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession.

     o Economic, political or social developments may adversely affect the securities markets.

     o    Withholding and other non-U.S. taxes may decrease the fund's return.

     Investing in the securities of U.S. issuers with substantial foreign activities may also involve many of these risks.

     Each fund may, at times, invest more than 25% of its assets in the same market segment, such as financials or technology. To the extent a fund emphasizes investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

     Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either fund. The funds may invest in fewer than 40 securities and, as a result, each fund's performance may be more volatile than the performance of funds holding more securities.

Other Consequences of the Reorganization

Tax Status of the Reorganization

     The reorganization is not intended to result in income, gain or loss for U.S. federal income tax purposes. For federal income tax purposes, you will not recognize gain or loss upon the exchange of your shares of your fund solely for shares of Growth Leaders Fund as part of the reorganization. The basis of Growth Leaders Fund shares received by you in the reorganization will be the same as the basis of the shares of your fund you surrender in exchange. The tax holding period of Growth Leaders Fund shares you receive will include the tax holding period of the shares of your fund that you surrender in exchange, provided that the shares of your fund were held by you as capital assets on the date of the exchange.

     You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws. See "Proposal to Approve the Agreement and Plan of Reorganization -- Tax Status of the Reorganization."

The Funds' Fees and Expenses

     Shareholders of both funds pay various fees and expenses, either directly or indirectly. Your fund and Growth Leaders Fund each pay monthly management fees equal to the following annual percentages of average daily net assets:

--------------------------------------------------------------------------------
           Fund Asset Breakpoints                   Management Fee
--------------------------------------------------------------------------------
Up to $1 billion                               0.75%
--------------------------------------------------------------------------------
Over $1 billion                                0.70%
--------------------------------------------------------------------------------

     Pioneer, and not the funds, pays a portion of the fees it receives from the funds to Papp as compensation for Papp's subadvisory services to the funds.

     The annual management fee rate payable by Growth Leaders Fund is the same as the rate paid by your fund. Both funds also pay the same Rule 12b-1 fee for each share class. As discussed below, the estimated ("pro forma") expenses attributable to Class A shares of the combined fund after the contractual expense limitation would be 1.25% of average daily net assets, which is your fund's current contractual expense limitation for Class A shares (with the Class B and Class C shares' expenses proportionately reduced). Although the net expenses of Class B shares would moderately increase on a pro forma basis, the gross expenses attributable to Class B shares would decrease after the reorganization. In the case of Class C shares, both gross and net expenses would increase on a pro forma basis. However, with respect to both Class B and C shares, the projected expense ratios are largely due to the small amount of assets attributable to those classes. If the reorganization increases the prospect of the combined fund attracting additional assets, it is anticipated that the pro forma expense ratio for the Class B and C shares will decrease with asset growth.

     The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each fund. The expenses in the tables appearing below are based on (i) for your fund, the expenses of your fund for the twelve-month period ended December 31, 2004, and (ii) for Growth Leaders Fund, the expenses of Growth Leaders Fund for the twelve-month period ended December 31, 2004. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined fund assuming the reorganization occurred on December 31, 2004.

                                         Strategic     Growth     Combined    Strategic
                                           Growth     Leaders       Fund        Growth
                                            Fund        Fund     (Pro Forma      Fund
                                          (for the    (for the     for the     (for the
                                         12 months   12 months    12 months   12 months
                                           ended       ended        ended       ended
                                         12/31/04)   12/31/04)    12/31/04)   12/31/04)
                                        ----------- ----------- ------------ -----------
Shareholder transaction fees (paid
 directly from your investment)          Class A     Class A      Class A     Class B

Maximum sales charge (load) when
 you buy shares as a percentage of
 offering price                            5.75%       5.75%        5.75%        None

Maximum deferred sales charge (load)
 as a percentage of offering price or
 the amount you receive when you
 sell shares, whichever is less             None(1)     None(1)      None(1)       4%

Redemption fee as a percentage of
 amount redeemed, if applicable             None        None         None        None

Annual fund operating expenses
 (deducted from fund assets) as a
 % of average daily net assets           Class A     Class A      Class A     Class B

Management Fee                             0.75%       0.75%        0.75%       0.75%

Distribution and Service (12b-1) Fee       0.25%       0.25%        0.25%       1.00%

Other Expenses                             0.61%       0.49%        0.39%       1.44%

Total Annual Fund Operating Expenses(2)    1.61%       1.49%        1.39%       3.19%
----------------------------------------------------------------------------------------
Less: Fee Waiver and Expense
 Limitation(3)                            -0.36%      -0.24%       -0.14%      -0.48%

Net Expenses                               1.25%       1.25%        1.25%       2.71%

                                           Growth     Combined    Strategic     Growth     Combined
                                          Leaders       Fund        Growth     Leaders       Fund
                                            Fund     (Pro Forma      Fund        Fund     (Pro Forma
                                          (for the     for the     (for the    (for the    for the
                                         12 months    12 months   12 months   12 months   12 months
                                           ended        ended       ended       ended       ended
                                         12/31/04)    12/31/04)   12/31/04)   12/31/04)   12/31/04)
                                        ----------- ------------ ----------- ----------- -----------
Shareholder transaction fees (paid
 directly from your investment)          Class B      Class B     Class C     Class C      Class C

Maximum sales charge (load) when
 you buy shares as a percentage of
 offering price                             None         None        None        None         None

Maximum deferred sales charge (load)
 as a percentage of offering price or
 the amount you receive when you
 sell shares, whichever is less               4%           4%          1%          1%           1%

Redemption fee as a percentage of
 amount redeemed, if applicable             None         None        None        None         None

Annual fund operating expenses
 (deducted from fund assets) as a
 % of average daily net assets           Class B      Class B     Class C     Class C      Class C

Management Fee                             0.75%        0.75%       0.75%       0.75%        0.75%

Distribution and Service (12b-1) Fee       1.00%        1.00%       1.00%       1.00%        1.00%

Other Expenses                             1.73%        1.35%       1.61%       2.36%        1.65%

Total Annual Fund Operating Expenses(2)    3.48%        3.10%       3.36%       4.11%        3.40%
----------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense
 Limitation(3)                            -0.30%       -0.14%      -0.47%      -0.31%       -0.14%

Net Expenses                               3.18%        2.96%       2.89%       3.80%        3.26%

(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.

(2) The funds' total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(3) The expenses in the table above reflect the expense limitation in effect through the fiscal year ending December 31, 2006 under which Pioneer has contractually agreed not to impose all or portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class A expenses to 1.25% of the average daily net assets attributable to Class A shares; the portion of fund expenses attributable to Class B and Class C shares will be reduced only to the extent such expenses are reduced for Class A shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limitation, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitations in the future.

     The hypothetical examples below help you compare the cost of investing in each fund. It assumes that: (a) you invest $10,000 in each fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each fund's gross operating expenses remain the same and (e) the expense limitation for your fund is in effect until December 31, 2006. Pro forma expenses are included assuming a reorganization with your fund and Growth Leaders Fund. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

-------------------------------------------------------------------------------------
   Number of years                                                   Combined Fund
 you own your shares   Strategic Growth Fund   Growth Leaders Fund    (Pro Forma)
-------------------------------------------------------------------------------------
 Class A -- assuming redemption at end of period
-------------------------------------------------------------------------------------
 Year 1                        $  695                 $  695            $  695
-------------------------------------------------------------------------------------
 Year 3                        $  986                 $  973            $  963
-------------------------------------------------------------------------------------
 Year 5                        $1,335                 $1,297            $1,266
-------------------------------------------------------------------------------------
 Year 10                       $2,317                 $2,212            $2,124
-------------------------------------------------------------------------------------
 Class A -- assuming no redemption
-------------------------------------------------------------------------------------
 Year 1                        $  695                 $  695            $  695
-------------------------------------------------------------------------------------
 Year 3                        $  986                 $  973            $  963
-------------------------------------------------------------------------------------
 Year 5                        $1,335                 $1,297            $1,266
-------------------------------------------------------------------------------------
 Year 10                       $2,317                 $2,212            $2,124
-------------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
-------------------------------------------------------------------------------------
 Year 1                        $  674                 $  721            $  699
-------------------------------------------------------------------------------------
 Year 3                        $1,191                 $1,311            $1,230
-------------------------------------------------------------------------------------
 Year 5                        $1,683                 $1,855            $1,700
-------------------------------------------------------------------------------------
 Year 10                       $3,057                 $3,264            $2,990
-------------------------------------------------------------------------------------
 Class B -- assuming no redemption
-------------------------------------------------------------------------------------
 Year 1                        $  274                 $  321            $  299
-------------------------------------------------------------------------------------
 Year 3                        $  891                 $1,011            $  930
-------------------------------------------------------------------------------------
 Year 5                        $1,583                 $1,755            $1,600
-------------------------------------------------------------------------------------
 Year 10                       $3,057                 $3,264            $2,990
-------------------------------------------------------------------------------------
 Class C -- assuming redemption at end of period
-------------------------------------------------------------------------------------
 Year 1                        $  392                 $  482            $  429
-------------------------------------------------------------------------------------
 Year 3                        $  943                 $1,192            $1,018
-------------------------------------------------------------------------------------
 Year 5                        $1,667                 $2,049            $1,745
-------------------------------------------------------------------------------------
 Year 10                       $3,583                 $4,259            $3,666
-------------------------------------------------------------------------------------
 Class C -- assuming no redemption
-------------------------------------------------------------------------------------
 Year 1                        $  292                 $  382            $  329
-------------------------------------------------------------------------------------
 Year 3                        $  943                 $1,192            $1,018
-------------------------------------------------------------------------------------
 Year 5                        $1,667                 $2,049            $1,745
-------------------------------------------------------------------------------------
 Year 10                       $3,583                 $4,259            $3,666
-------------------------------------------------------------------------------------

Comparison of Fund Performance

     Set forth below is performance information for each fund. The following performance information indicates some of the risks of investing in each fund. Pursuant to an agreement and plan of reorganization, each fund acquired all of the assets and liabilities reflected in the net assets of Papp America-Abroad Fund (the predecessor fund to Strategic Growth Fund) and Papp Stock Fund (the predecessor fund to Growth Leaders Fund) on February 20, 2004 (the "2004 Reorganizations"). In the 2004 Reorganizations, each predecessor fund exchanged all of its assets for Class A shares of Strategic Growth Fund and Growth Leaders Fund. Each predecessor fund offered only one class of shares, which was most similar to Class A shares of Strategic Growth Fund and Growth Leaders Fund. As a result of the 2004 Reorganizations, Strategic Growth Fund and Growth Leaders Fund were the accounting successors of the predecessor funds. Strategic Growth Fund's and Growth Leaders Fund's predecessor funds commenced operations on December 6, 1991 and November 29, 1989, respectively. From commencement of operations through the date of the 2004 Reorganizations, Strategic Growth Fund's and Growth Leaders Fund's subadviser served as investment adviser to the predecessor funds, which operated as registered investment companies like the funds. The performance of Class A, Class B and Class C shares of the Strategic Growth Fund and Growth Leaders Fund prior to the 2004 Reorganizations includes the performance of the respective predecessor fund's Class A shares, which was restated to reflect differences in any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). Adjustments for the other differences in expenses would have further reduced the previously reported performance of the predecessor funds.

     The bar charts show the performance of each fund's Class A shares for each of the past 10 calendar years. Class B and Class C shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return. The tables show average annual total return (before and after sales taxes) for each fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The after-tax returns shown for each fund are for Class A only; after-tax returns for other classes will vary. Past performance (before and after taxes) does not indicate future results.

               Growth Leaders Fund's Annual Return Class A Shares*
                            (Year ended December 31)

     [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'95      32.55
'96      21.56
'97      32.76
'98      26.65
'99      14.72
'00      -6.24
'01     -12.93
'02     -24.16
'03      23.66
'04       0.22

* During the period shown in the bar chart, the fund's highest quarterly return was 23.39% for the quarter ended December 31, 1998 and the lowest quarterly return was -17.42% for the quarter ended June 30, 2002.

              Strategic Growth Fund's Annual Return Class A Shares*
                            (Year ended December 31)

     [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'95      36.66
'96      25.61
'97      29.03
'98      23.50
'99      13.77
'00      -8.83
'01     -16.12
'02     -25.22
'03      23.58
'04      -0.53

* During the period shown in the bar chart, the fund's highest quarterly return was 27.71% for the quarter ended December 31, 1998 and the lowest quarterly return was -18.06% for the quarter ended June 30, 2002.

              Average Annual Total Return (as of December 31, 2004)

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Since
                                                                           1 Year       5 Years      10 Years     Inception(1)
------------------------------------------------------------------------------------------------------------------------------
 Growth Leaders Fund
------------------------------------------------------------------------------------------------------------------------------
 Class A -- Before Taxes                                                    -5.54%        -6.28%        8.44%         8.69%
------------------------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distributions(2)                                 -9.30%        -7.04%        8.00%         8.40%
------------------------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distributions and Sale of Fund Shares(2)          1.12%        -5.25%        7.48%         7.87%
------------------------------------------------------------------------------------------------------------------------------
 Class B -- Before Taxes                                                    -4.34%        -6.04%        8.16%         8.24%
------------------------------------------------------------------------------------------------------------------------------
 Class C -- Before Taxes                                                    -1.82%        -6.12%        8.12%         8.20%
------------------------------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index (reflects no deduction for fees,
  expenses, or taxes)(3)                                                     6.30%        -9.29%        9.59%         9.58%
------------------------------------------------------------------------------------------------------------------------------
 Strategic Growth Fund
------------------------------------------------------------------------------------------------------------------------------
 Class A -- Before Taxes                                                    -6.24%        -7.90%        7.51%         7.57%
------------------------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distribution(2)                                  -9.05%        -8.46%        7.18%         7.32%
------------------------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distributions and Sale of Fund Shares(2)         -0.68%        -6.56%        6.63%         6.76%
------------------------------------------------------------------------------------------------------------------------------
 Class B -- Before Taxes                                                    -4.93%        -7.59%        7.29%         7.21%
------------------------------------------------------------------------------------------------------------------------------
 Class C -- Before Taxes                                                    -2.02%        -7.64%        7.25%         7.18%
------------------------------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index (reflects no deduction for fees,
  expenses or taxes)(3)                                                      6.30%        -9.29%        9.59%         9.20%
------------------------------------------------------------------------------------------------------------------------------

(1) Growth Leaders Fund commenced operations on November 29, 1989. Strategic Growth Fund commenced operations on December 6, 1991.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

(3) The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Unlike the funds, the index is not managed and does not incur expenses.

The most recent portfolio management discussion of each fund's performance is attached as Exhibit D.

          PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

   o The reorganization is scheduled to occur as of the close of business on August 5, 2005, but may occur on such later date as the parties may agree in writing. Your fund will transfer all of its assets to Growth Leaders Fund and Growth Leaders Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Growth Leaders Fund's portfolio. The net asset value of both funds will be computed as of the close of regular trading on the New York Stock Exchange on the reorganization date.

   o Growth Leaders Fund will issue to your fund Class A shares with an aggregate net asset value equal to the net assets attributable to your fund's Class A shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class A shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Growth Leaders Fund.

   o Growth Leaders Fund will issue to your fund Class B shares with an aggregate net asset value equal to the net assets attributable to your fund's Class B shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class B shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Growth Leaders Fund.

   o Growth Leaders Fund will issue to your fund Class C shares with an aggregate net asset value equal to the net assets attributable to your fund's Class C shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class C shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class C shareholders of your fund will end up as Class C shareholders of Growth Leaders Fund.

   o  After the shares are issued, your fund will be dissolved.

Agreement and Plan of Reorganization

   The shareholders of your fund are being asked to approve the Agreement, the form of which is attached to this proxy statement as Exhibit A and incorporated herein by this reference. The description of the Agreement contained herein, including all the material provisions of the Agreement, is qualified in its entirety by the attached copy.

Reasons for the Proposed Reorganization

   The trustees of your fund believe that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The trustees considered the following matters, among others, in approving the proposal.

   First, the reorganization would eliminate confusion in the marketplace caused by having two substantially similar funds and enhancing the potential for one of the two funds to achieve growth in assets. The combined fund may be better positioned to attract assets than your fund. After the reorganization, the combined fund's greater asset size may allow it, relative to your fund, to (i) obtain better net prices on securities trades, and (ii) reduce per share expenses as fixed expenses are shared over a larger asset base.

   Second, shareholders of your fund will enjoy continuity of portfolio management. Because Papp is a subadviser to Growth Leaders Fund, the portfolio management team of your fund will be the same portfolio management team as for Growth Leaders Fund. Pioneer will oversee Papp as subadviser to Growth Leaders Fund in accordance with the terms of the Sub-Advisory Agreement.

   Third, reflecting the similarity of the funds' investment approach, Growth Leaders Fund has a performance record that is similar to your fund's performance record.

   Fourth, since the management fee rate is the same for both funds, there will be no increase in management fee (as a percentage of average daily net assets) as a result of the reorganization. The current and historical total expenses of Growth Leaders Fund for Class A shares, without giving effect to the expense limitations of either fund, are lower than your fund's current and historical expenses for Class A shares. Although the net expenses of Class B shares would moderately increase on a pro forma basis, the gross expenses attributable to Class B shares would decrease after the reorganization. In the case of Class C shares, both gross and net expenses would increase on a pro forma basis. With respect to both Class B and C shares, the projected expense ratios are largely due to the small amount of assets attributable to those classes. If the reorganization increases the prospect of the combined fund attracting additional assets, it is anticipated that the pro forma expense ratio for the Class B and C shares will decrease with asset growth. However, the net expenses for Class B and Class C shares could still be higher as a result of the reorganization than your fund's Class B and Class C shares' net expenses.

Any contingent deferred sales charges applicable to shares of your fund outstanding at the time of the reorganization will continue to apply to Growth Leaders Fund shares received by shareholders of your fund in the reorganization.

   The boards of your fund and Growth Leaders Fund considered that each fund would bear equally half of all of the expenses of the funds associated with the preparation, printing and mailing of any shareholder communications, including this combined prospectus/proxy statement, and any filings with the SEC and other governmental agencies in connection with the reorganization. Pioneer will bear the balance of these expenses. The boards of both funds estimate that these expenses in the aggregate will not exceed $60,000.

   The boards of both funds considered that the funds' investment adviser and principal distributor would benefit from the reorganization. For example, Pioneer and Papp might achieve cost savings from managing one larger fund compared to managing more than one fund with similar investment strategies, which would result in a decrease in the combined fund's gross expenses and a corresponding decrease in fees waived under the current expense limit agreement. The boards believe, however, that these savings will not amount to a significant economic benefit to Pioneer, Papp or the principal distributor.

   The boards of trustees of both your fund and Growth Leaders Fund also considered that the reorganization presents an excellent opportunity for the shareholders of each fund to become investors in a combined fund that has a larger asset size than either fund alone without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to both funds and their shareholders.

Tax Status of the Reorganization

   The reorganization is not intended to result in income, gain or loss for U.S. federal income tax purposes and will not take place unless the funds receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the funds, that the reorganization will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

   As a result, for federal income tax purposes:

   o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Growth Leaders Fund as described above or (2) the distribution by your fund of Growth Leaders Fund shares to your fund's shareholders;

   o No gain or loss will be recognized by Growth Leaders Fund upon the receipt of your fund's assets solely in exchange for the issuance of Growth Leaders Fund shares to your fund and the assumption of your fund's liabilities by Growth Leaders Fund;

   o The basis of the assets of your fund acquired by Growth Leaders Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

   o The tax holding period of the assets of your fund in the hands of Growth Leaders Fund will include your fund's tax holding period for those assets;

   o You will not recognize gain or loss upon the exchange of your shares of your fund solely for Growth Leaders Fund shares as part of the reorganization;

   o The basis of Growth Leaders Fund shares received by you in the reorganization will be the same as the basis of the shares of your fund you surrender in exchange; and

   o The tax holding period of Growth Leaders Fund shares you receive will include the tax holding period of the shares of your fund that you surrender in exchange, provided that the shares of your fund were held by you as capital assets on the date of the exchange.

   In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of Growth Leaders Fund and your fund. These representations are attached hereto as Exhibit B and Exhibit C.

   No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

   You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Additional Terms of the Agreement and Plan of Reorganization

   Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the reorganization date, on the reorganization date all certificates will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Growth Leaders Fund shares. Growth Leaders Fund will not issue share certificates in the reorganization.

   Conditions to Closing the Reorganization. The obligation of your fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by Growth Leaders Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 7).

   The obligation of Growth Leaders Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 8).

   The obligations of your fund and Growth Leaders Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of your fund in accordance with the provisions of your fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Agreement, Section 9.5).

   Termination of Agreement. The board of trustees of your fund or Growth Leaders Fund may terminate the Agreement (even if the shareholders of your fund have already approved it) by their mutual agreement at any time before the reorganization date, if the boards believe that proceeding with the reorganization would no longer be advisable.

   Expenses of the Reorganization. The funds will bear equally half of all the expenses of both funds incurred in connection with the reorganization, including the costs of printing, mailing, legal fees, audit fees and solicitation expenses. Pioneer will bear the balance of these expenses.

                                 CAPITALIZATION

   The following table sets forth the capitalization of each fund as of December 31, 2004 and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between December 31, 2004 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period.

                                          Strategic         Growth
                                            Growth         Leaders           Pro
                                             Fund            Fund           Forma
                                        -------------   -------------   -------------
  Net Assets (millions) .............      $41.31          $40.65          $81.96
  Net Asset Value Per Share
    Class A .........................      $16.05          $21.05          $21.05
    Class B .........................      $16.00          $20.81          $20.81
    Class C .........................      $15.94          $20.69          $20.69
  Shares Outstanding
    Class A .........................   2,568,928       1,926,803       3,885,534
    Class B .........................       3,726           2,505           5,370
    Class C .........................       1,047           1,168           1,975
    Class R .........................          50              35              35*

* As of the record date, no Class R shares of Strategic Growth Fund are outstanding or will be issued in the reorganization.

   It is impossible to predict how many shares of Growth Leaders Fund will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the amount of Growth Leaders Fund shares that will actually be received and distributed.

                      BOARDS' EVALUATION AND RECOMMENDATION

   For the reasons described above, the board of trustees of your fund, including the trustees who are not "interested persons" of either fund, Pioneer or Papp ("independent trustees"), approved the reorganization. In particular, the trustees determined that the reorganization is in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of Growth Leaders Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization is in the best interests of Growth Leaders Fund and that the interests of Growth Leaders Fund's shareholders would not be diluted as a result of the reorganization.

   The trustees of your fund recommend that shareholders of your fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                         VOTING RIGHTS AND REQUIRED VOTE

   Each share of your fund is entitled to one vote. A quorum is required to conduct business at the meeting. With respect to each fund, the presence in person or by proxy of a majority of the shares entitled to cast votes at the meeting will constitute a quorum. Approval of the proposal described above requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of:

     (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

     (2)  more than 50% of the outstanding shares of the fund.

The table below shows how shares will be treated for the purposes of quorum and voting requirements.

------------------------------------------------------------------------------------------------------------------
           Shares                            Quorum                                   Voting
------------------------------------------------------------------------------------------------------------------
 In General                       All shares "present" in           Shares "present" in person will be voted in
                                  person or by proxy are            person at the meeting. Shares present by
                                  counted toward a quorum.          proxy will be voted in accordance with
                                                                    instructions.
------------------------------------------------------------------------------------------------------------------
 Signed Proxy with no Voting      Considered "present" at           Voted "for" the proposal.
 Instruction (other than          meeting for purposes of quorum.
 Broker Non-Vote)
------------------------------------------------------------------------------------------------------------------
 Broker Non-Vote (where the       Considered "present" at           Broker non-votes do not count as a vote "for"
 underlying holder had not        meeting for purposes of quorum.   the proposal and effectively result in a vote
 voted and the broker does not                                      "against" the proposal.
 have discretionary authority to
 vote the shares)
------------------------------------------------------------------------------------------------------------------
 Vote to Abstain                  Considered "present" at           Abstentions do not constitute a vote "for" the
                                  meeting for purposes of quorum.   proposal and effectively result in a vote
                                                                    "against" the proposal.
------------------------------------------------------------------------------------------------------------------

     If the required approval of shareholders is not obtained, the meeting may be adjourned as more fully described in this combined prospectus/proxy statement, and your fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate.

                 ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser

   Pioneer, the investment adviser to Growth Leaders Fund, oversees the fund's operations and supervises the fund's subadviser, which is responsible for the day-to-day management of the fund's portfolio. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

   The board of trustees of the Pioneer funds is responsible for overseeing the performance of each of Pioneer funds' investment adviser and subadviser and determining whether to approve and renew the fund's investment management agreement and the sub-advisory agreement.

   Pioneer has received an order from the SEC that permits Pioneer, subject to the approval of the Pioneer funds' board of trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the funds without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule which would supersede the order, Pioneer and the funds intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer funds' board of trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer fund without shareholder approval. This means that Pioneer could remove Papp and replace it without the approval of Growth Leaders Fund shareholders. However, Pioneer has no current intention to replace Papp as subadviser for any of the Pioneer funds.

Investment Subadviser

   L. Roy Papp & Associates, LLP, the fund's subadviser, is an investment adviser to individuals, trusts, retirement plans, endowments and foundations. As of December 31, 2004, Papp's assets under management were approximately $570 million. Papp's main office is located at 6225 North 24th Street, Suite 150, Phoenix, AZ 85016.

Portfolio Management

   Day-to-day management of Growth Leaders Fund's portfolio is the responsibility of L. Roy Papp and Rosellen C. Papp, who have managed Growth Leaders Fund since its commencement. L. Roy Papp and Rosellen C. Papp have been investment professionals since 1955 and 1981, respectively. The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.

Distributor and Transfer Agent

   PFD is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates PFD and the transfer agent for their services. PFD and the transfer agent are affiliates of Pioneer.

Disclosure of Portfolio Holdings

   The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Buying, Exchanging and Selling Shares of the Pioneer Funds

   Net Asset Value. Growth Leaders Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Growth Leaders Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

   Growth Leaders Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the board of trustees. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

   Growth Leaders Fund uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to the securities market or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances, the fund may use the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

   Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. Growth Leaders Fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

   Distribution and Service Plans. Growth Leaders Fund has adopted a distribution plan for each class of shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan Growth Leaders Fund pays distribution and service fees to PFD. Because these fees are an ongoing expense of Growth Leaders Fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

   Additional Dealer Compensation. PFD or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by PFD. The firms to which payments may be made are determined by PFD. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with PFD's promotional efforts.

   Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in Growth Leaders Fund's prospectus. Ask your investment professional for more information.

   If you invest in Growth Leaders Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

   Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

   Call or write to the transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

   Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

   When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. Each Pioneer fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

   Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

   To establish online transaction privileges complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerfunds.com.

   To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. Each Pioneer fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

   Share Price. If you place an order to purchase, exchange, or sell shares with the transfer agent, your investment firm or plan administrator by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent, your investment firm or plan administrator after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. Your investment firm or plan administrator is responsible for transmitting your order to Growth Leaders Fund in a timely manner.

   Buying Pioneer Fund Shares. You may buy shares of a Pioneer fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area. Participants in retirement plans generally must contact the plan's administrator to purchase shares.

   You can buy shares of the Pioneer funds at the offering price. PFD may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

   Minimum Investment Amounts. Your initial investment for Class A, Class B and Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B and Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the reorganization.

   Maximum Purchase Amounts. Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares. These limits are applied on a per transaction basis. Class A shares are not subject to a maximum purchase amount.

   Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. You may make up to four exchange redemptions of $25,000 or more per account per calendar year. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

   The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

   Each Pioneer fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

   Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

   Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after Growth Leaders Fund or its authorized agent receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Growth Leaders Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

   You may have to pay federal income taxes on a sale or an exchange or any distributions received in cash or additional shares.

   Good order means that:

   o  You have provided adequate instructions

   o  There are no outstanding claims against your account

   o  There are no transaction limitations on your account

   o If you have any Pioneer fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

   o  Your request includes a signature guarantee if you:

      -- Are selling over $100,000 or exchanging over $500,000 worth of shares

      -- Changed your account registration or address within the last 30 days

      -- Instruct the transfer agent to mail the check to an address different from the one on your account

      -- Want the check paid to someone other than the account owner(s)

      -- Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

-------------------------------------------------------------------------------------------------------------------------
                                         Buying Shares                                   Exchanging Shares
-------------------------------------------------------------------------------------------------------------------------
 THROUGH YOUR         Normally, your investment firm will send           Normally, your investment firm will send your
 INVESTMENT FIRM      your purchase request to the Pioneer Funds'        exchange request to the Pioneer Fund's
                      transfer agent.                                    transfer agent.

                      CONSULT YOUR INVESTMENT PROFESSIONAL               CONSULT YOUR INVESTMENT
                      FOR MORE INFORMATION.                              PROFESSIONAL FOR MORE INFORMATION
                                                                         ABOUT EXCHANGING YOUR SHARES.
                      Your investment firm may receive a
                      commission from PFD for your purchase of
                      fund shares, and may receive additional
                      compensation from Pioneer for your purchase
                      of fund shares.
-------------------------------------------------------------------------------------------------------------------------
 BY PHONE OR ONLINE   You can use the telephone or online privilege if   After you establish your eligible fund account,
                      you have an existing non-retirement account.       you can exchange Fund shares by phone or
                      Certain IRAs can use the telephone purchase        online if:
                      privilege. If your account is eligible, you can    o You are exchanging into an existing account
                      purchase additional fund shares by phone or          or using the exchange to establish a new
                      online if:                                           account, provided the new account has a
                      o You established your bank account of record        registration identical to the original account
                        at least 30 days ago                             o The fund into which you are exchanging
                      o Your bank information has not changed for          offers the same class of shares
                        at least 30 days                                 o You are not exchanging more than
                      o You are not purchasing more than $25,000           $500,000 worth of shares per account
                        worth of shares per account per day                per day
                      o You can provide the proper account               o You can provide the proper account
                        identification information                         identification information

                      When you request a telephone or online
                      purchase, the transfer agent will electronically
                      debit the amount of the purchase from your
                      bank account of record. The transfer agent will
                      purchase fund shares for the amount of the
                      debit at the offering price determined after the
                      transfer agent receives your telephone or
                      online purchase instruction and good funds. It
                      usually takes three business days for the
                      transfer agent to receive notification from your
                      bank that good funds are available in the
                      amount of your investment.
-------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                         Buying Shares                                  Exchanging Shares
-----------------------------------------------------------------------------------------------------------------------
 IN WRITING, BY MAIL   You can purchase fund shares for an existing      You can exchange fund shares by mailing or
 OR BY FAX             fund account by mailing a check to the transfer   faxing a letter of instruction to the transfer
                       agent. Make your check payable to the fund.       agent. You can exchange Pioneer Fund shares
                       Neither initial nor subsequent investments        directly through the Pioneer Fund only if your
                       should be made by third party check. Your         account is registered in your name. However,
                       check must be in U.S. dollars and drawn on a      you may not fax an exchange request for
                       U.S. bank. Include in your purchase request       more than $500,000. Include in your letter:
                       the fund's name, the account number and the       o The name, social security number and
                       name or names in the account registration.          signature of all registered owners
                                                                         o A signature guarantee for each registered
                                                                           owner if the amount of the exchange is
                                                                           more than $500,000
                                                                         o The name of the fund out of which you are
                                                                           exchanging and the name of the fund into
                                                                           which you are exchanging
                                                                         o The class of shares you are exchanging
                                                                         o The dollar amount or number of shares
                                                                           your are exchanging
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Selling Shares                                                             How to Contact Pioneer
--------------------------------------------------------------------------------------------------------------------------
 Normally, your investment firm will send your request to sell shares      BY PHONE
 to the Pioneer Funds' transfer agent.
                                                                           For information or to request a telephone
 CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION.                transaction between 8:00 a.m. and 7:00 p.m.
                                                                           (Eastern time) by speaking with a shareholder
 Each Pioneer Fund has authorized PFD to act as its agent in the           services representative call 1-800-225-6292
 repurchase of fund shares from qualified investment firms. Pioneer
 Growth Leaders Fund reserves the right to terminate this procedure at     To request a transaction using FactFone(SM)
 any time.                                                                 call 1-800-225-4321
----------------------------------------------------------------------
 IF YOU HAVE AN ELIGIBLE NON-RETIREMENT ACCOUNT, YOU MAY                   Telecommunications Device for the Deaf (TDD)
 SELL UP TO $100,000 PER ACCOUNT PER DAY BY PHONE OR                       1-800-225-1997
 ONLINE. You may sell fund shares held in a retirement plan account
 by phone only if your account is an eligible IRA (tax penalties may       BY MAIL
 apply). You may not sell your shares by phone or online if you have
 changed your address (for checks) or your bank information (for           Send your written instructions to:
 wires and transfers) in the last 30 days.                                 PIONEER INVESTMENT MANAGEMENT
                                                                           SHAREHOLDER SERVICES, INC.
 You may receive your sale proceeds:                                       P.O. Box 55014
 o By check, provided the check is made payable exactly as your            Boston, Massachusetts 02205-5014
   account is registered
 o By bank wire or by electronic funds transfer, provided the sale         PIONEER WEBSITE
   proceeds are being sent to your bank address of record
                                                                           www.pioneerfunds.com

                                                                           BY FAX

                                                                           Fax your exchange and sale requests to:
                                                                           1-800-225-4240
--------------------------------------------------------------------------------------------------------------------------
 You can sell some or all of your fund shares by WRITING DIRECTLY          EXCHANGE PRIVILEGE
 TO THE PIONEER FUND only if your account is registered in your
 name. Include in your request your name, your social security             You may make up to four exchange redemptions of
 number, the fund's name and any other applicable requirements as          $25,000 or more per account per calendar year.
 described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions.
 Your request must be signed by all registered owners and be in good order.

 The transfer agent will not process your request until it is received in good order.

 You may sell up to $100,000 per account per day by fax.
--------------------------------------------------------------------------------------------------------------------------

Pioneer Fund Shareholder Account Policies

   Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

      o  Requesting certain types of exchanges or sales of Pioneer Fund shares

      o  Redeeming shares for which you hold a share certificate

      o  Requesting certain types of changes for your existing account

   You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

   All Pioneer Funds will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted.

   Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.

   Exchange Limitation. You may make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund. Each fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

   The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the IRC. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

   Distribution Options. Growth Leaders Fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

   (1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

   (2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

   (3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

   Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

   If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

   Directed Dividends. You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

   Excessive Trading. Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:

   o You sell shares within a short period of time after the shares were purchased;

   o You make two or more purchases and redemptions within a short period of time;

   o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

   o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

   The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

   While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

   In addition to monitoring trades, the policies and procedures provide that:

   o The fund imposes limitations on the number of exchanges out of an account holding the fund's Class A, Class B or Class C shares that may occur in any calendar year.

   o Certain funds managed by Pioneer have adopted redemption fees that are incurred if you redeem shares within a short period after purchase, including exchanges. These redemption fees are described in the applicable prospectuses under "Fees and expenses."

   The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

   Minimum Account Size. Growth Leaders Fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

   Telephone and Website Access. You may have difficulty contacting the fund by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to reach the fund by telephone, you should communicate with the fund in writing.

   Share Certificates. Growth Leaders Fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

Other Policies. The fund and PFD reserve the right to:

o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege

o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:

o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities

o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

   Dividends and Capital Gains. Growth Leaders Fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. Growth Leaders Fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

   Taxes. For U.S. federal income tax purposes, distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from the fund's net short-term capital gains are taxable as ordinary income. Dividends are taxable either as ordinary income or, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.

   When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

   You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

   You should ask your tax adviser about any federal, state, local and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of qualified dividend income and other U.S. federal income tax considerations that may affect the fund and its shareowners.

                              FINANCIAL HIGHLIGHTS

   The following tables show the financial performance of Growth Leaders Fund for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that your investment in Growth Leaders Fund would have increased or decreased during each period (assuming reinvestment of all dividends and distributions).

   The information for the fiscal year ended December 31, 2004 has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. For the fiscal years ended December 31, 2002 and 2003, the financial highlights of Papp Stock Fund (the predecessor fund to Growth Leaders
Fund) were audited by other auditors whose report dated January 23, 2004 expressed an unqualified opinion on those financial highlights.

   Information for the fiscal years ended December 31, 2000 and 2001 were audited by other auditors who have ceased operations. The annual report is available upon request.

Pioneer Growth Leaders Fund
Class A shares

                                                                                    For the Year Ended December 31
                                                                     -----------------------------------------------------------
                                                                      2004        2003          2002          2001        2000
                                                                     -------     -------       -------       -------     -------
Net asset value, beginning of period .............................   $ 28.21     $ 23.87       $ 31.40       $ 37.09     $ 42.20
                                                                     -------     -------       -------       -------     -------
Net increase (decrease) from investment operations:
 Net investment income (loss) ....................................   $  0.19     $ (0.05)      $ (0.06)      $ (0.11)    $ (0.13)
 Net realized and unrealized gain (loss) on investments ..........     (0.13)       5.77         (7.47)        (4.58)      (2.22)
                                                                     -------     -------       -------       -------     -------
  Net increase (decrease) from investment operations .............   $  0.06     $  5.72       $ (7.53)      $ (4.69)    $ (2.35)
Distributions to shareowners:
 Net investment income ...........................................     (0.18)         --            --            --          --
 Net realized gain ...............................................     (7.04)      (1.38)           --         (1.00)      (2.76)
                                                                     -------     -------       -------       -------     -------
Net increase (decrease) in net asset value .......................   $ (7.16)    $  4.34       $ (7.53)      $ (5.69)    $ (5.11)
                                                                     -------     -------       -------       -------     -------
Net asset value, end of period ...................................   $ 21.05     $ 28.21       $ 23.87       $ 31.40     $ 37.09
                                                                     =======     =======       =======       =======     =======
Total return* ....................................................      0.25%      23.97%       (23.98)%      (12.69)%     (6.02)%
Ratio of net expenses to average net assets+ .....................      1.25%       1.22%         1.14%         1.11%       1.09%
Ratio of net investment income (loss) to average net assets+ .....      0.58%      (0.01)%       (0.04)%       (0.19)%     (0.38)%
Portfolio turnover rate ..........................................         6%          3%            4%            5%         13%
Net assets, end of period (in thousands) .........................   $40,568     $57,286       $52,528       $75,215     $98,473
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses ....................................................      1.49%       1.22%         1.14%         1.11%       1.09%
 Net investment income (loss) ....................................      0.34%      (0.01)%       (0.04)%       (0.19)%     (0.38)%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses ....................................................      1.25%       1.22%         1.14%         1.11%       1.09%
 Net investment income (loss) ....................................      0.58%      (0.01)%       (0.04)%       (0.19)%     (0.38)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.

Pioneer Growth Leaders Fund
Class B shares

                                                                                                   2/21/04
                                                                                                     to
                                                                                                  12/31/04
                                                                                             ------------------
Net asset value, beginning of period .....................................................       $28.39
                                                                                                 ------
Net decrease from investment operations:
 Net investment loss .....................................................................       $(0.11)
 Net realized and unrealized loss on investments .........................................        (0.43)
                                                                                                 ------
  Net decrease from investment operation .................................................       $(0.54)
Distributions to shareowners:
 Net realized gain .......................................................................        (7.04)
                                                                                                 ------
Net decrease in net asset value ..........................................................       $(7.58)
                                                                                                 ------
Net asset value, end of period ...........................................................       $20.81
                                                                                                 ======
Total return* ............................................................................        (1.88)%(a)
Ratio of net expenses to average net assets+ .............................................         3.18%**
Ratio of net investment loss to average net assets+ ......................................        (0.78)%**
Portfolio turnover rate ..................................................................            6%
Net assets, end of period (in thousands) .................................................       $   52
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses ............................................................................         3.48%**
 Net investment loss .....................................................................        (1.08)%**
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 By expenses .............................................................................         3.18%**
 Net investment loss .....................................................................        (0.78)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(a) Not annualized.

Pioneer Growth Leaders Fund
Class C shares

                                                                                                   2/21/04
                                                                                                     to
                                                                                                  12/31/04
                                                                                             ------------------
Net asset value, beginning of period .....................................................       $28.39
                                                                                                 ------
Net decrease from investment operations:
 Net investment loss .....................................................................       $(0.09)
 Net realized and unrealized loss on investments .........................................        (0.57)
                                                                                                 ------
  Net decrease from investment operation .................................................       $(0.66)
Distributions to shareowners:
Net realized gain ........................................................................        (7.04)
                                                                                                 ------
Net decrease in net asset value ..........................................................       $(7.70)
                                                                                                 ------
Net asset value, end of period ...........................................................       $20.69
                                                                                                 ======
Total return* ............................................................................        (2.30)%(a)
Ratio of net expenses to average net assets+ .............................................         3.80%**
Ratio of net investment loss to average net assets+ ......................................        (1.36)%**
Portfolio turnover rate ..................................................................            6%
Net assets, end of period (in thousands) .................................................       $   24
Ratios with no waiver of management fees by PIM and no reduction for fees paid indirectly:
 Net expenses ............................................................................         4.11%**
 Net investment loss .....................................................................        (1.68)%**
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses ............................................................................         3.80%**
 Net investment loss .....................................................................        (1.36)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(a) Not annualized.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

   In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, Pioneer Investment Management, Inc. and its transfer agent, Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"); or by broker-dealer firms. Pioneer and its affiliates, together with a third party solicitation firm, have agreed to provide proxy solicitation services to your fund at a cost of approximately $25,000. Half of the cost of this solicitation will be borne equally by your fund and Growth Leaders Fund. The balance will be borne by Pioneer.

Revoking Proxies

   Each shareholder of your fund signing and returning a proxy has the power to revoke it at any time before it is exercised:

   o By filing a written notice of revocation with your fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109, or

   o By returning a duly executed proxy with a later date before the time of the meeting, or

   o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

   Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

   As of June 3, 2005 (the "record date"), 2,018,959.512 Class A shares of beneficial interest of your fund were outstanding, 7,031.592 Class B shares of beneficial interest of your fund were outstanding, and 19,278.213 Class C shares of beneficial interest of your fund were outstanding. Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. The presence in person or by proxy of the majority of shareholders of your fund entitled to cast votes at the meeting will constitute a quorum.

Other Business

   Your fund's board of trustees knows of no business to be presented for consideration at the meeting other than the reorganization proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

   If, by the time scheduled for the meeting, a quorum of shareholders is not present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose an adjournment of the meeting to another date and time, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original meeting (in which case the board of trustees of your fund will set a new record date), your fund will give notice of the adjourned meeting to its shareholders.

Telephone and Internet Voting

   In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The funds are unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number PIMSS has in its records for their accounts and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and Internet voting, shareholders would be required to provide their identifying information and will receive a confirmation of their instructions.

Shareholders' Proposals

   Your fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your fund at 60 State Street, Boston, Massachusetts 02109 within a reasonable time before the meeting.

                        OWNERSHIP OF SHARES OF THE FUNDS

   To the knowledge of each fund, as of May 31, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of each fund, respectively.

   As of May 31, 2005, the trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of their respective funds.

--------------------------------------------------------------------------------------------------------------
                                        Shareholder Name and Address                   Actual Percentage Owned
--------------------------------------------------------------------------------------------------------------
 Growth Leaders Fund                              Schwab                                   25.72%
 Class A                                   101 Montgomery Street
                                       San Francisco, CA 94104-4122
--------------------------------------------------------------------------------------------------------------
 Growth Leaders Fund             PIM SEPP IRA CUST for Joseph R. Schlecht                  16.13%
 Class B                                  3817 East 103rd Street
                                           Tulsa, OK 74137-5812
--------------------------------------------------------------------------------------------------------------
                                    PIM USA 401(k) TTEE for Mark Dennis                    14.80%
                                                Mark Dennis
                                               P.O. Box 724
                                           Dotham, AL 36302-0724
--------------------------------------------------------------------------------------------------------------
                                               Pershing LLC                                11.22%
                                               P.O. Box 2052
                                        Jersey City, NJ 07303-2052
--------------------------------------------------------------------------------------------------------------
                         PIM USA 401(k) TTEE for John J. Hunt III Appraisal Group           8.55%
                                             John J. Hunt III
                                           225 Grasmur Turnpike
                                         Pine Hill, NJ 08021-4466
--------------------------------------------------------------------------------------------------------------
                                               Pershing LLC                                 8.04%
                                               P.O. Box 2052
                                        Jersey City, NJ 07303-2052
--------------------------------------------------------------------------------------------------------------
                                PIM 403(b) CUST for Beth A. Bernstein-Tabor                 7.62%
                                          10707 Vista Valle Drive
                                         San Diego, CA 92131-1231
--------------------------------------------------------------------------------------------------------------
                                   PIM 403(b) CUST for E. Louise Stuart                     7.20%
                                            928 Evergreen Drive
                                        Delray Beach, FL 33483-4803
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                      Shareholder Name and Address                Actual Percentage Owned
--------------------------------------------------------------------------------------------------------------
 Growth Leaders Fund                 UBS Financial Services Inc.                             43.42%
 Class C                                FBO UBS-FINSVC CDN FBO
                                         Ms. Joyce B. Lagore
                                            P.O. Box 3321
                                        1000 Harbor Boulevard
                                       Weehawken, NJ 07086-6761
--------------------------------------------------------------------------------------------------------------
                         PIM USA 401(k) TTEE for David R. Arundel Consulting                 25.84%
                                           David R. Arundel
                                          125 Wildhurst Road
                                       Excelsior, MN 55331-8422
--------------------------------------------------------------------------------------------------------------
                                      Ferris, Baker Watts, Inc.                              10.41%
                                       Leonard C. Saks SEP IRA
                                       1379 Spreading Oak Drive
                                      Pittsburgh, PA 15220-2046
--------------------------------------------------------------------------------------------------------------
                                             Pershing LLC                                     7.37%
                                            P.O. Box 2052
                                      Jersey City, NJ 07303-2052
--------------------------------------------------------------------------------------------------------------
 Growth Leaders Fund               Pioneer Funds Distributor, Inc.                             100%
 Class R                                   60 State Street
                                        Boston, MA 02109-1800
--------------------------------------------------------------------------------------------------------------
 Strategic Growth                               Schwab                                       40.87%
 Fund                                   101 Montgomery Street
 Class A                              San Francisco, CA 94104-4122
--------------------------------------------------------------------------------------------------------------
 Strategic Growth           PIM USA 401(k) TTEE for Schroeder Contracting                    17.19%
 Fund                                   Mark Anthony Schroeder
 Class B                                 8505 Grey Iron Court
                                       Antelope, CA 95843-3722
--------------------------------------------------------------------------------------------------------------
                               PIM USA 401(k) TTEE for Cindy Wong, Esq.                      10.09%
                                              Cindy Wong
                                         1641 Nottingham Way
                                     Mountainside, NJ 07092-1355
--------------------------------------------------------------------------------------------------------------
                                         First Clearing, LLC                                  9.39%
                               Stacy A. Flint R/O IRA FCC as Custodian
                                           13 Mercer Street
                                        Edison, NJ 08820-2123
--------------------------------------------------------------------------------------------------------------
                                   PIM IRA CUST for Jose P. Garcia                            7.46%
                                          13511 Sloan Street
                                       Rockville, MD 20853-2970
--------------------------------------------------------------------------------------------------------------
                              PIM USA 401(k) TTEE for Nicholas Hiemstra                       7.29%
                                         Nicholas J. Hiemstra
                                         1030 Northwick Drive
                                       Pearland, TX 77584-8146
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                  Shareholder Name and Address                Actual Percentage Owned
--------------------------------------------------------------------------------------------------------------
 Strategic Growth     PIM USA 401(k) TTEE for Recruitingmanager.com Inc.               7.28%
 Fund                                  Richard J. Allen
 Class B                              37 Bushwood Circle
 (continued)                      Ladera Ranch, CA 92694-0512
--------------------------------------------------------------------------------------------------------------
                      PIM USA 401(k) TTEE for Recruitingmanager.com Inc.               7.28%
                                       Sherilyn J. Allen
                                      37 Bushwood Circle
                                  Ladera Ranch, CA 92694-0512
--------------------------------------------------------------------------------------------------------------
                           PIM USA 401(k) TTEE for BIBST Enterprises                   5.85%
                                       William F. Graham
                                        37 Averill Road
                                   Brookline, NH 03033-2105
--------------------------------------------------------------------------------------------------------------
 Strategic Growth                     First Clearing, LLC                             35.57%
 Fund                             WBNA Collateral Account FBO
 Class C                          Venture Communication Corp.
                                     c/o Raimondo Brutoco
                                 2654 W. Horizon Ridge Parkway
--------------------------------------------------------------------------------------------------------------
                                  Legg Mason Wood Walker Inc.                         20.42%
                                         P.O. Box 1476
                                      Baltimore, MD 21202
--------------------------------------------------------------------------------------------------------------
                                      First Clearing, LLC                             12.41%
                           Russell Thompson & Susan Thompson JT TEN
                                   6 South Vista De La Luna
                                  Laguna Beach, CA 92651-6751
--------------------------------------------------------------------------------------------------------------
                                      First Clearing, LLC                             11.52%
                                     Elizabeth F. Brinton
                                      1542 Paseo Delores
                                   San Dimas, CA 91773-4103
--------------------------------------------------------------------------------------------------------------
                                            MLPF&S                                     5.43%
                                  Mutual Fund Administration
                             4800 Deer Lake Drive East, 2nd Floor
                                  Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------
 Strategic Growth               Pioneer Funds Distributor, Inc.                         100%
 Fund                                   60 State Street
 Class R                             Boston, MA 02109-1800
--------------------------------------------------------------------------------------------------------------

                                     EXPERTS

   The financial highlights and financial statements of Growth Leaders Fund and Strategic Growth Fund for the fiscal year ended December 31, 2004 are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights for each fund's most recent fiscal year ended December 31, 2004 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference in the statement of additional information. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

   The Statement of Changes in Net Assets for the year ended December 31, 2003 and the financial highlights for each of the two years in the period then ended have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as indicated in their report thereon dated January 23, 2004, and are included in reliance upon such report, given on the authority of Deloitte & Touche LLP as experts in accounting and auditing. The financial highlights for each of the two years in the period ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated January 17, 2002.

                              AVAILABLE INFORMATION

   You can obtain more free information about the funds from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

   Each fund's statement of additional information and shareowner reports are available free of charge on the funds' website at www.pioneerfunds.com

   Shareowner reports. Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about each fund's investments. The annual report discusses market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

   Statement of additional information. The statement of additional information provides more detailed information about each fund. It is incorporated by reference into this prospectus.

   Visit our website www.pioneerfunds.com

   Each fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the Investment Company Act of 1940, as amended and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

            EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 13th day of June, 2005, between Pioneer Growth Leaders Fund (the "Acquiring Fund") and Pioneer Strategic Growth Fund (the "Acquired Fund"), each a series of Pioneer Series Trust II (the "Trust"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 60 State Street, Boston, Massachusetts 02109.

   This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1)(c) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for (i) the issuance of shares of beneficial interest of each Class of shares of the Acquiring Fund that corresponds to the Classes of shares of the Acquired Fund equal to the net asset value represented by such shares (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund (the "Assumed Liabilities"), on the closing date set forth below (the "Closing Date"), and (b) the distribution by the Acquired Fund, on the Closing Date, or as soon thereafter as practicable, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

   WHEREAS, Acquiring Fund and the Acquired Fund are each series of the same registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

   WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

   WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquiring Fund shareholders;

   WHEREAS, the Board of Trustees of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquired Fund shareholders.

   NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

   1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND

   1.1 Subject to the terms and conditions set forth in this Agreement and on the basis of the representations and warranties contained in this Agreement, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and payable or being contested in good faith and contractual restrictions on the transfer of the acquired assets), and the Acquiring Fund agrees in exchange therefor: (a) to issue to the Acquired Fund the number of Acquiring Fund Shares of each Class, including fractional Acquiring Fund Shares, determined (to at least two decimal places) by dividing the value of the Acquired Fund's net assets attributable to a Class of shares and transferred to the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the NAV of one Acquiring Fund Share of the applicable Class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Assumed Liabilities, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

   1.2(a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Fund all other intangible property owned by the Acquired Fund and originals or copies of all books and records of the Acquired Fund.

   (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations of the Acquired Fund made in connection with the issuance of the tax opinion provided for in paragraph 9.5 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest and shall not acquire, without the consent of the Acquiring Fund, any securities that are valued at "fair value" under the valuation procedures of either the Acquired Fund or the Acquiring Fund.

   1.3 The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations that are or will become due prior to the Closing Date. The Acquired Fund shall prepare an unaudited statement of assets and liabilities (the "Closing Statement"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with GAAP consistently applied from the prior audited period, including a calculation of the net assets of the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund shall assume the Assumed Liabilities.

   1.4 On the Closing Date or as soon thereafter as is practicable, the Acquired Fund shall liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the Acquired Fund instructing the Acquiring Fund to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders (as provided to the Acquiring Fund by the Acquired Fund) and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. The Acquired Fund shall promptly provide the Acquiring Fund with evidence of such liquidation and distribution. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph
1.1. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

   1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's Registration Statement on Form N-14 in the form attached to this Agreement as Annex A.

   1.6 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of the time of issuance shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

   1.7 Any reporting responsibility of the Acquired Fund with respect to the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

   1.8 The Acquired Fund shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be terminated under the laws of the State of Delaware and in accordance with the Declaration of Trust and By-Laws of the Acquired Fund.

2. VALUATION

   2.1 The value of the assets of the Acquired Fund to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the prospectus or statement of additional information of the Acquired Fund as in effect on the date hereof.

   2.2 The NAV of the Acquiring Fund Shares shall be calculated in accordance with the valuation procedures described in paragraph 2.1.

   2.3 All computations of value shall be made by Pioneer Investment Management, Inc., or its agent, in accordance with its regular practice as pricing agent for the Acquired Fund.

3. CLOSING AND CLOSING DATE

   3.1 The Closing Date shall be August 5, 2005, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other time and/or place as the parties may agree.

   3.2 Portfolio securities shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. ("BBH") as custodian for the Acquiring Fund for examination no later than three business days preceding the Valuation Date. The Acquiring Fund may, in its sole discretion, reject any securities if it reasonably believes that the ownership of such securities by the Acquired Fund or the acquisition of such securities by the Acquiring Fund would violate the investment policies and restrictions of the Acquired Fund and the Acquiring Fund. The portfolio securities, cash and due bills shall be delivered by the Acquired Fund to BBH as custodian for the Acquiring Fund for the account of the Acquiring Fund at the Closing duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The cash shall be delivered by wire in federal funds to an account of the Acquiring Fund specified by the Acquiring Fund.

   3.3 BBH, custodian for the Acquired Fund, shall deliver at or as soon as possible after the Closing a certificate of an authorized officer stating that:
(a) the Acquired Fund's assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

   3.4 In the event that on the Valuation Date (a) the primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such market shall be disrupted so that accurate calculation based upon available market prices of the value of the net assets of the parties hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, provided that unless the parties otherwise agree, if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2005, each party's obligations under this Agreement shall terminate without liability to the other party, except for any liability that may arise out of a party's breach of its obligations under this Agreement prior to such termination.

   3.5 The Acquired Fund shall deliver to the Acquiring Fund at the Closing (or, if not reasonably available at the Closing, as soon as practicable thereafter) a list of the names, addresses, taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing, certified by the President, Executive Vice President or Treasurer of the Acquired Fund as being an accurate record of the information (i) provided by Acquired Fund Shareholders or (ii) derived from the Acquired Fund's records by such officers or one of the Acquired Fund's service providers.

   3.6 The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. LIQUIDATION AND TERMINATION OF ACQUIRED FUND

   4.1 As soon as practicable after the Closing, the Acquired Fund shall liquidate the Acquired Fund and distribute pro rata to the Acquired Fund Shareholders the Acquiring Fund Shares received pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares credited to the account of the Acquired Fund to open accounts on the share records in the names of Acquired Fund Shareholders as delivered to the Acquiring Fund prior to the Closing Date in accordance with paragraph 3.5 and representing the respective pro rata entitlement of each Acquired Fund Shareholder in the Acquiring Fund Shares of the corresponding Class held by the Acquired Fund Shareholder at the time of the Closing.

   4.2 In connection with such liquidating distributions, (a) the Acquiring Fund shall not deliver certificates representing its shares and (b) the share transfer books of the Acquired Fund shall be permanently closed as of the Closing Date and arrangements satisfactory to the Acquiring Fund, acting reasonably, shall be made to restrict the further transfer of the Acquired Fund's shares.

   4.3 As soon as practicable after the liquidation of the Acquired Fund, the Acquired Fund shall terminate its existence as a series of a statutory trust under the laws of the State of Delaware and in accordance with the Declaration of Trust and By-Laws of the Acquired Fund.

5. REPRESENTATIONS AND WARRANTIES

   5.1 The Acquired Fund represents and warrants to the Acquiring Fund, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

      (a) The Acquired Fund is a series of the Trust, which is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund Shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b) The Acquired Fund is a series of a registered investment company classified as a management company of the open-end type, and the Trust's registration with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 (the "Investment Company Act") is in full force and effect;

      (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement in respect of the Acquired Fund will not result, in a material violation of its Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound;

      (d) Except as specifically disclosed on Schedule 5.1(d) or included in the calculation of NAV on the Valuation Date, the Acquired Fund has no material contracts or other commitments (other than this Agreement) with respect to the Acquired Fund which will be terminated with liability to either the Acquired Fund or to the Acquired Fund on or prior to the Closing Date;

      (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquiring Fund. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or the Acquired Fund's ability to consummate the transactions herein contemplated;

      (f) The statement of assets and liabilities of the Acquired Fund as of December 31, 2004 has been audited by Ernst & Young LLP, independent registered public accounting firm, and has been prepared in accordance with GAAP consistently applied and fairly reflects the financial condition of the Acquired Fund as of such date. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date;

      (g) Since December 31, 2004, except as disclosed on a schedule to this Agreement or specifically disclosed in the Acquired Fund's prospectus or statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g), a decline in NAV per share of the Acquired Fund arising out of its normal investment operations or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

      (h) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and favorable tax treatment as a regulated investment company and will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not taken any action, or failed to take any action, which has caused or will cause the Acquired Fund to fail to qualify for such favorable tax treatment as a regulated investment company under the Code. The Acquired Fund has not been notified that any tax return or other filing of the Acquired Fund has been reviewed or audited by any federal, state, local or foreign taxing authority. Except as set forth on Schedule 5.1:

         (A) The Acquired Fund shall have filed all federal, state and local tax returns required by law to be filed, including all information returns and payee statements, and all tax returns for foreign countries, provinces and other governing bodies that have jurisdiction to levy taxes upon;

         (B) The Acquired Fund shall have paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due or provision shall have been made for the payment thereof;

         (C) All tax returns filed or to be filed by the Acquired Fund shall constitute complete and accurate reports of the respective tax liabilities of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported accurately set forth all material items required to be included or reflected in such returns;

         (D) The Acquired Fund has not and will not have waived or extended any applicable statute of limitations relating to the assessment of federal, state, local or foreign taxes; and

         (E) The Acquired Fund has not been notified that any examinations of the federal, state, local or foreign tax returns of the Acquired Fund are currently in progress or threatened and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

      (i) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. To the Acquired Fund's knowledge, all of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held of record by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.5. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

      (j) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act, other than as disclosed in writing to, and acknowledged in writing by, the Acquiring Fund;

      (k) The Acquired Fund has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Fund's Board of Trustees, and, subject to the approval of the Acquired Fund Shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (l) Any information furnished by the Acquired Fund for use in registration statements, proxy materials and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

      (m) The proxy statement to be included in the Acquiring Fund's Registration Statement on Form N-14 attached hereto as Annex A (other than information therein that relates to Pioneer Investment Management, Inc., the Acquiring Fund or their affiliates) will, on the effective date of that Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

      (n) Except as set forth on Schedule 5.1 and as will be obtained on or prior to the Closing Date, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

      (o) To the Acquired Fund's knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

      (p) The Acquired Fund currently complies in all material respects with and since its organization has complied in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act"), state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

      (q) The Acquired Fund has previously provided to the Acquiring Fund (and will at the Closing provide an update through the Closing Date of such information) with data which supports a calculation of the Acquired Fund's total return and yield for all periods since the organization of the Acquired Fund. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD;

      (r) The prospectus of the Acquired Fund dated May 1, 2005, and any amendments or supplements thereto, previously furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

      (s) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Fund to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to paragraph 8.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

   5.2 The Acquiring Fund represents and warrants to the Acquired Fund, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

      (a) The Acquiring Fund is a series of the Trust, which is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b) The Trust is a series registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

      (c) The prospectus and statement of additional information of the Acquiring Fund included in the Acquiring Fund's registration statement that will be in effect on the Closing Date will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and will not as of its date and as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

      (d) The Acquiring Fund is not, and its execution, delivery and performance of this Agreement will not result, in violation of its Agreement and Declaration of Trust or By-Laws or in material violation of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which it is a party or by which it is bound;

      (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquired Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

      (f) The Acquiring Fund has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Acquiring Fund's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (g) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable; the Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

      (h) The information to be furnished by the Acquiring Fund for use in proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

      (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such as of the Closing Date. The Acquiring Fund has not taken any action which has caused or will cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code. The Acquiring Fund has not been notified that any tax return or other filing of the Acquiring Fund has been reviewed or audited by any federal, state, local or foreign taxing authority. Except as set forth on
   Schedule 5.1:

         (A) The Acquiring Fund shall have filed all federal, state and local tax returns required to be filed, including all information returns and payee statements, and all tax returns for foreign countries, provinces and other governing bodies that have jurisdiction to levy taxes upon it;

         (B) The Acquiring Fund shall have paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due or provision shall have been made for the payment thereof;

         (C) All tax returns filed or to be filed by the Acquiring Fund shall constitute complete and accurate reports of the respective tax liabilities of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported accurately set forth all material items required to be included or reflected in such returns;

         (D) The Acquiring Fund has not and will not have waived or extended any applicable statute of limitations relating to the assessment of federal, state, local or foreign taxes; and

         (E) The Acquiring Fund has not been notified that any examinations of the federal, state, local or foreign tax returns of the Acquiring Fund are currently in progress or threatened and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

      (j) Immediately prior to the Closing, the Acquiring Fund will be in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Immediately prior to the Closing, the Acquiring Fund will be in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect and will have calculated its NAV in accordance with the Acquiring Fund's registration statement;

      (k) The Acquiring Fund Shares to be issued pursuant to this Agreement shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of the Acquiring Fund then in effect and qualified for sale under the applicable state securities laws; and

      (l) The Acquiring Fund Shares to be issued pursuant to this Agreement are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Acquiring Fund's Registration Statement on Form N-14. On the Closing Date, the Acquiring Fund shall not, except as provided herein, have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire Acquiring Fund Shares.

      (m) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to paragraph 7.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

6. COVENANTS OF EACH OF THE PARTIES

   6.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 9.5 hereof), in each case payable either in cash or in additional shares.

   6.2 The Acquired Fund will call a meeting of the Acquired Fund Shareholders to consider and act upon the matters set forth in the proxy statement. Each of the Acquired Fund and the Acquiring Fund will use reasonable efforts to promptly prepare and file with the Commission a Registration Statement on Form N-14 relating to the transactions contemplated by this Agreement.

   6.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

   6.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

   6.5 Subject to the provisions of this Agreement, each of the Acquired Fund and the Acquiring Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

   6.6 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Closing Statement, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 90 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the Treasurer of the Acquired Fund.

   6.7 The Acquired Fund shall provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 5.1(m), all to be included in the Acquiring Fund's Registration Statement on Form N-14, in compliance with the Securities Act, the Exchange Act and the Investment Company Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

   6.8 The Acquired Fund shall maintain errors and omissions insurance covering management of the Acquired Fund prior to and including the Closing Date.

   6.9 Neither the Acquired Fund not the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate, to the extent such action would prevent the reorganization from qualifying as a "reorganization" under Section 368(a) of the Code.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

   The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

   7.1 All representations and warranties made in this Agreement by the Acquiring Fund shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   7.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President, Executive Vice President, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by the Acquiring Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

   7.3 The Acquiring Fund shall have delivered to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related maters with respect to the Acquiring Fund.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

   The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the its obligations hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

   8.1 All representations and warranties made in this Agreement by the Acquired Fund shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   8.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities showing the federal tax bases and holding periods as of the Closing Date, certified by the Acquired Fund's Treasurer or Assistant Treasurer;

   8.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President, Executive Vice President, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

   8.4 The Acquired Fund shall have delivered to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex C, concerning certain tax-related matters with respect to the Acquired Fund.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE PARTIES

   If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

   9.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of each of the Acquired Fund's Declaration of Trust and By-Laws, and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this paragraph 9.1;

   9.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

   9.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may for itself waive any of such conditions;

   9.4 The Acquiring Fund's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

   9.5 The parties shall have received a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP, addressed to the Acquiring Fund and the Acquired Fund and satisfactory to the Acquiring Fund and the Acquired Fund, substantially to the effect that for federal income tax purposes, on the basis of the facts, representations and assumptions set forth in such opinion, the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund shares of beneficial interest and the termination of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither Acquiring Fund nor Acquired Fund may waive the conditions set forth in this paragraph 9.5; and

   9.6 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

10. BROKERAGE FEES AND EXPENSES

   10.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   10.2 Each party shall pay all of its own expenses incurred in connection with the transactions contemplated by this Agreement, except that Pioneer Investment Management, Inc. will bear 50% of the costs of the preparation, printing, and mailing of the proxy statement and the costs of any solicitation, and each party shall share equally in the remaining portion of such expenses.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   11.1 The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein or referred to in paragraph 9.6 hereof and that this Agreement constitutes the entire agreement between the parties.

   11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

12. TERMINATION

   12.1 This Agreement may be terminated at any time prior to the Closing Date by: (a) the mutual agreement of the Acquired Fund and the Acquiring Fund; (b) any party in the event that the other party hereto shall breach any material representation, warranty or agreement contained herein to be performed at or prior to the Closing Date and has not cured such breach within 10 days of notice thereof; or (c) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

   12.2 In the event of any such termination, there shall be no liability for damages on the part of any party hereto or their respective Trustees or officers to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

13. AMENDMENTS

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph
6.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the Acquired Fund Shareholders without their further approval.

14. NOTICES

   Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund and the Acquiring Fund at 60 State Street, Boston, Massachusetts 02109.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

   15.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   15.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

   15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   15.5 It is expressly agreed that the obligations of the Acquiring Fund and the Acquired Fund shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the Declaration of Trust of the Acquiring Fund and the Acquired Fund, respectively. The execution and delivery of this Agreement have been authorized by the Acquired Trustees of each of the Acquiring Fund and the Acquired Fund and this Agreement has been executed by authorized officers of the Acquiring Fund and the Acquired Fund acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the Declaration of Trust of the Acquiring Fund and the Acquired Fund, respectively.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                                   Pioneer Series Trust II,
                                          on behalf of its series
                                          Pioneer Growth Leaders Fund


By: --------------------------------      By: ---------------------------------
Name:                                     Name:
Title:                                    Title:

Attest:                                   Pioneer Series Trust II,
                                          on behalf of its series
                                          Pioneer Strategic Growth Fund


By: --------------------------------      By: ---------------------------------
Name:                                     Name:
Title:                                    Title:

Exhibit B

                                     ANNEX A
                                     -------

                        TAX REPRESENTATION CERTIFICATE OF
                           PIONEER GROWTH LEADERS FUND

    This certificate is being delivered in connection with the transaction to be effected pursuant to the Agreement and Plan of Reorganization (the "Agreement") made as of June 13, 2005 between Pioneer Growth Leaders Fund ("Acquiring Fund"), and Pioneer Strategic Growth Fund ("Acquired Fund"), each a series of the Pioneer Series Trust II (the "Trust"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of Class A shares, Class B shares, and Class C shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

    The undersigned officer of the Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquiring Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

    1. Acquiring Fund is a series of the Trust, a statutory trust established under the laws of the State of Delaware, and Acquiring Fund is, and has been at all times, treated as a separate corporation for federal tax purposes.

    2. Neither Acquiring Fund nor any person "related" to Acquiring Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership of which Acquiring Fund or any such related person is a partner, has any plan or intention to redeem or otherwise acquire any of the Acquiring Fund Shares received by shareholders of Acquired Fund in the transaction except in the ordinary course of Acquiring Fund's business in connection with its legal obligation under Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), as a series of a registered open-end investment company to redeem its own shares.

    3. After the transaction, Acquiring Fund will continue the historic business (as defined in Treasury Regulation Section 1.368-1(d)(2)) of Acquired Fund or will use a significant portion of the historic business assets (as defined in Treasury Regulation Section 1.368-1(d)(3)) acquired from Acquired Fund in a business.

    4. Acquiring Fund has no plan or intention to sell or otherwise dispose of any assets of Acquired Fund acquired in the transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

    5. Any expenses of Acquired Fund incurred in connection with the transaction which are paid or assumed by Acquiring Fund will be expenses of Acquired Fund solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquiring Fund will not pay or assume the expenses, if any, of Acquired Fund shareholders in connection with the transaction.

    6. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

    7. Acquiring Fund has properly elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under the Code for each taxable year since inception, qualifies for such treatment as of the date of the Closing, and intends to qualify for such treatment after the transaction.

    8. Acquiring Fund meets the requirements of an "investment company" as defined in Section 368(a)(2)(F) of the Code.

    9. Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

    10. Acquiring Fund does not now own and has never owned, directly or indirectly, any shares of Acquired Fund.

    11. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund in the transaction will be approximately equal to the fair market value of the assets of Acquired Fund received by Acquiring Fund, minus the Acquired Fund Liabilities assumed by Acquiring Fund. Acquiring Fund will not furnish any consideration in connection with the acquisition of Acquired Fund's assets other than the assumption of such Acquired Fund Liabilities and the issuance of such Acquiring Fund Shares.

    12. Acquired Fund shareholders will not be in control (within the meaning of Sections 368(a)(2)(H)(i) and 304(c)(1) of the Code, which generally provide that control means the ownership of shares possessing at least 50% of the total combined voting power of all classes of stock that are entitled to vote or at least 50% of the total value of shares of all classes of stock) of Acquiring Fund after the transaction.

    13. The transaction is being undertaken for valid and substantial business purposes, including capitalizing on potential economies of scale in expenses, including the costs of accounting, legal, transfer agency, insurance, custodial, and administrative services, and increasing diversification.

    14. No Acquired Fund shareholder is acting as agent for Acquiring Fund in connection with the transaction or approval thereof. Acquiring Fund will not reimburse any Acquired Fund shareholder for Acquired Fund shares such shareholder may have purchased or for other obligations such shareholder may have incurred.

    The undersigned officer of the Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquiring Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 9.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.

                                          Pioneer Series Trust II,
                                          on behalf of its series
                                          Pioneer Growth Leaders Fund


                                          By: --------------------------------

                                          Name: ------------------------------

                                          Title: -------------------------------

Dated: August 5, 2005

Exhibit C

                                     ANNEX B
                                     -------

                        TAX REPRESENTATION CERTIFICATE OF
                          PIONEER STRATEGIC GROWTH FUND

    This certificate is being delivered in connection with the transaction to be effective pursuant to the Agreement and Plan of Reorganization (the "Agreement") made as of June 13, 2005 between Pioneer Growth Leaders Fund ("Acquiring
Fund"), and Pioneer Strategic Growth Fund ("Acquired Fund"), each a series of the Pioneer Series Trust II (the "Trust"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the "Acquired Fund Liabilities") and (ii) the issuance of Class A shares, Class B shares, and Class C shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

    The undersigned officer of the Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquired Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

    1. Acquired Fund is a series of the Trust, a statutory trust established under the laws of the State of Delaware, and Acquired Fund is, and has been at all times, treated as a separate corporation for federal income tax purposes.

    2. As of the date of the transaction, the fair market value of the Acquiring Fund Shares received by each shareholder that holds shares of Acquired Fund (the "Acquired Fund Shares") will be approximately equal to the fair market value of the Acquired Fund Shares with respect to which such Acquiring Fund Shares are received, and the aggregate consideration received by Acquired Fund shareholders in exchange for their Acquired Fund Shares will be approximately equal to the fair market value of all of the outstanding Acquired Fund Shares immediately prior to the transaction. No property other than Acquiring Fund Shares will be distributed to shareholders of Acquired Fund in exchange for their Acquired Fund Shares, nor will any such shareholder receive cash or other property as part of the transaction.

    3. Neither Acquired Fund nor any person "related" to Acquired Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership in which the Acquired Fund or any such related person is a partner, has redeemed, acquired or otherwise made any distributions with respect to any shares of Acquired Fund as part of the transaction, or otherwise pursuant to a plan of which the transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Fund's business as a series of an open-end regulated investment company. There is no plan or intention on the part of any shareholder of Acquired Fund that owns beneficially 5% or more of the Acquired Fund Shares and, to the best knowledge of management of Acquired Fund, there is no plan or intention on the part of the remaining shareholders of Acquired Fund to engage in any transaction with Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) or any partnership in which Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of any of the Acquired Fund Shares or any of the Acquiring Fund Shares to be received in the transaction, as the case may be, other than in the ordinary course of Acquired Fund's business as a series of an open-end investment company.

    4. Acquired Fund assets transferred to Acquiring Fund will comprise at least ninety percent (90%) of the fair market value of the net assets and at least seventy percent (70%) of the fair market value of the gross assets held by Acquired Fund immediately prior to the transaction. For purposes of this representation, amounts used by Acquired Fund to pay expenses of the transaction and all redemptions and distributions (except for redemptions in the ordinary course of business upon demand of a shareholder that Acquired Fund is required to make as a series of an open-end investment company pursuant to Section 22(e) of the Investment Company Act of 1940, as amended, and regular, normal dividends) made by Acquired Fund immediately preceding the transaction are taken into account as assets of Acquired Fund held immediately prior to the transaction.

    5. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund in the transaction will be approximately equal to the fair market value of the assets of Acquired Fund received by Acquiring Fund, minus the Acquired Fund Liabilities assumed by Acquiring Fund. Acquired Fund will not receive any consideration from Acquiring Fund in connection with the acquisition of Acquired Fund's assets other than the assumption of such Acquired Fund Liabilities and the issuance of such Acquiring Fund Shares.

    6. The Acquired Fund Liabilities assumed by Acquiring Fund plus the liabilities, if any, to which the transferred assets are subject were incurred by Acquired Fund in the ordinary course of its business.

    7. As of the Closing Date, the fair market value of the Acquired Fund assets transferred to Acquiring Fund will equal or exceed the sum of the Acquired Fund Liabilities assumed by Acquiring Fund for purposes of
        Section 357(d) of the Internal Revenue Code of 1986, as amended (the "Code").

    8. Acquired Fund currently conducts its historic business within the meaning of Treasury Regulation Section 1.368-1(d)(2), which provides that, in general, a corporation's historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan of reorganization. The Acquired Fund assets transferred to Acquiring Fund will be Acquired Fund's historic business assets within the meaning of Treasury Regulation Section 1.368-1(d)(3), which provides that a corporation's historic business assets are the assets used in its historic business.

    9. Acquired Fund will distribute to its shareholders the Acquiring Fund Shares it receives pursuant to the transaction, and its other properties, if any, and will be liquidated promptly thereafter.

    10. The expenses of Acquired Fund incurred by it in connection with the transaction which are to be assumed by Acquiring Fund, if any, will be only such expenses that are solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquired Fund will not pay any expenses incurred by its shareholders in connection with the transaction.

    11. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

    12. Acquired Fund has properly elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies for such treatment for its taxable year ending on the closing date of the transaction.

    13. Acquired Fund meets the requirements of an "investment company" in
        Section 368(a)(2)(F) of the Code.

    14. Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

    15. Acquired Fund shareholders will not be in control (within the meaning of Sections 368(a)(2)(H)(i) and 304(c)(1) of the Code, which generally provide that control means the ownership of shares possessing at least 50% of the total combined voting power of all classes of stock that are entitled to vote or at least 50% of the total value of shares of all classes of stock) of Acquiring Fund after the transaction.

    16. Acquired Fund shareholders will not have dissenters' or appraisal rights in the transaction.

    17. The transaction is being undertaken for valid and substantial business purposes, including capitalizing on potential economies of scale in expenses, including the costs of accounting, legal, transfer agency, insurance, custodial, and administrative services, and increasing diversification.

    The undersigned officer of the Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquired Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 9.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.

                                          Pioneer Series Trust II,
                                          on behalf of its series
                                          Pioneer Strategic Growth Fund


                                          By: --------------------------------

                                          Name: ------------------------------

                                          Title: -------------------------------


Dated: August 5, 2005

EXHIBIT D

PIONEER STRATEGIC GROWTH FUND
(formerly Pioneer Papp Strategic Growth Fund)
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04                            CLASS A SHARES
--------------------------------------------------------------------------------
Share Prices and Distributions

                                                12/31/04            12/31/03
Net Asset Value per Share                        $16.05              $ 19.85
                                 Net
Distributions per Share       Investment         Short-Term         Long-Term
(1/1/04-12/31/04)               Income         Capital Gains      Capital Gains
                              $ 0.165            $  -                $3.5393

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Papp Strategic Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of December 31, 2004)

              Net Asset     Public Offering
Period          Value         Price (POP)
----------   -----------   ----------------
10 Years         8.14%            7.51%
5 Years         -6.80            -7.90
1 Year          -0.48            -6.24

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

        Russell 1000    Pioneer Strategic
        Growth Index    Growth Fund
12/94   10,000           9,425
        13,719          12,880
12/96   16,890          16,180
        22,038          20,879
12/98   30,567          25,787
        40,702          29,329
12/00   31,574          26,739
        25,127          22,427
12/02   18,119          16,774
        23,511          20,727
12/04   24,993          20,621

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge, All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Abroad Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Abroad Fund. Pioneer Papp Strategic Growth Fund was created through the reorganization of predecessor Papp funds on February 20, 2004.

Pioneer believes the Russell 1000 Growth Index is representative of the issues in the Fund's portfolio and will not provide the S&P 500 Index in the future.

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values than the Value universe.

PIONEER STRATEGIC GROWTH FUND
(formerly Pioneer Papp Strategic Growth Fund)
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04                            CLASS B SHARES
--------------------------------------------------------------------------------
Share Prices and Distributions

                                               12/31/04             2/21/04
Net Asset Value per Share                    $ 16.00             $ 19.87
                                 Net
Distributions per Share       Investment       Short-Term          Long-Term
(2/21/04-12/31/04)              Income       Capital Gains       Capital Gains
                              $ -            $    -              $  3.5393

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Papp Strategic Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of December 31, 2004)

                 If           If
Period          Held       Redeemed
----------   ----------   ---------
10 Years       7.29%        7.29%
5 Years       -7.59        -7.59
1 Year        -1.71        -4.93

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

        Russell 1000    Pioneer Strategic
        Growth Index    Growth Fund
12/94   10,000          10,000
        13,719          13,569
12/96   16,890          16,916
        22,038          21,665
12/98   30,567          26,556
        40,702          29,977
12/00   31,574          27,125
        25,127          22,578
12/02   18,119          16,760
        23,511          20,554
12/04   24,993          20,206

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Abroad Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Abroad Fund. Pioneer Papp Strategic Growth Fund was created through the reorganization of predecessor Papp funds on February 20, 2004.

Pioneer believes the Russell 1000 Growth Index is representative of the issues in the Fund's portfolio and will not provide the S&P 500 Index in the future.

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values than the Value universe.

PIONEER STRATEGIC GROWTH FUND
(formerly Pioneer Papp Strategic Growth Fund)
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04                            CLASS C SHARES
--------------------------------------------------------------------------------
Share Prices and Distributions

                                               12/31/04             2/21/04
Net Asset Value per Share                    $ 15.94             $ 19.87
                                 Net
Distributions per Share       Investment       Short-Term         Long-Term
(2/21/04-12/31/04)              Income       Capital Gains      Capital Gains
                              $ -            $    -              $  3.5393

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Papp Strategic Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of December 31, 2004)

                 If           If
Period          Held       Redeemed
----------   ----------   ---------
10 Years       7.25%        7.25%
5 Years       -7.64        -7.64
1 Year        -2.02        -2.02

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

        Russell 1000    Pioneer Strategic
        Growth Index    Growth Fund
12/94   10,000          10,000
        13,719          13,569
12/96   16,890          16,916
        22,038          21,665
12/98   30,567          26,556
        40,702          29,977
12/00   31,574          27,125
        25,127          22,578
12/02   18,119          16,760
        23,511          20,554
12/04   24,993          20,144

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Abroad Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Abroad Fund. Pioneer Papp Strategic Growth Fund was created through the reorganization of predecessor Papp funds on February 20, 2004.

Pioneer believes the Russell 1000 Growth Index is representative of the issues in the Fund's portfolio and will not provide the S&P 500 Index in the future.

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values than the Value universe.

PIONEER STRATEGIC GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION 12/31/04

In a year when investors favored companies that were small and lesser quality, large-company growth stocks trailed the stock market in 2004. However, as Rosellen Papp, a member of the Fund's management team, discusses in the following interview, these out-of-favor, large-capitalization stocks have become quite attractive and may be poised for a turnaround in 2005.

Q: Was the market and economic environment favorable for the Fund's investment strategy?

A: It was a difficult year for the Fund. Despite the positive fundamentals underlying the sound, well managed, large-company stocks in your portfolio, this sector of the equity market posted lackluster returns for 2004. Large-company stocks have been out of favor for several years now, outshined by their small- and mid-size counterparts, which tend to rally quickly in an improving economic environment, when investors typically are more willing to take on greater risk. In addition, growth stocks, such as those composing your portfolio, trailed value stocks, which place a greater emphasis on the price of a stock rather than its earnings growth potential. Walmart, a Fund holding, is a good example of a profitable company that suffered in 2004 as a result of investors' disinterest in the stock rather than any substantive news that depressed its stock.

Q: How did the Fund perform for the fiscal year?

A: For the 12 months ended December 31, 2004, the Fund's Class A shares returned
   -0.48% at net asset value. In comparison, the Standard & Poor's 500 Index increased 11.04%, and the Russell 1000 Growth Index climbed 6.30% for the same period. The Fund underperformed the 7.74% average return of the 925 large capitalization core funds tracked by Lipper, Inc. (Lipper is an independent firm that measures mutual fund performance.)

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   This performance is disappointing but understandable given the investment mandate of the Fund. In addition to its large-company growth focus, the Fund's assets are concentrated in three broad business segments -- technology, financial services and health care. Unfortunately, none of these industries ranked among the better performing sectors for 2004, and the Fund suffered as a result. After their strong appreciation in 2003, technology stocks struggled throughout the fiscal year. With the stronger economic growth came higher interest rates, which depressed the near-term outlook for the financial services sector. Health care stocks declined over safety concerns about the blockbuster drugs Vioxx and Celebrex.

Q: Could you talk more specifically about which companies hurt performance for the fiscal year?

A: Certainly. With the exception of Internet companies, technology stocks as a group were out of favor during the fiscal year. The Fund's investments in Intel did poorly in 2004 after doubling in price in 2003. Microsoft's stock price ended the year down a bit for the year. However, this growth company paid a special one-time income dividend of $3 per share last fall, which, when factored in, translated into a positive return for the stock for the year. This, in turn, caused the Fund to pay an income dividend to our shareowners -- the first time since 1997.

   Technology remains an area of considerable focus for your Fund, because it is driving dramatic cost structure reductions, improving productivity and increasing the standard of living around the globe. After several years of restrained spending, existing technology is aging, and we think firms will begin to invest once again in new computers and software.

   With the world's population aging, we think the health care sector will be a natural beneficiary of this trend. However, pharmaceutical stocks took a hit last fall when Merck pulled Vioxx from the market as a result of a cancer study that found heart attack and stroke risk potentially doubled in patients taking this Cox-2 inhibitor for pain. We eliminated Merck from the portfolio.

   Some of the proceeds from the sale of Merck were used to increase the Fund's position in Techne, a small biotechnology company that makes proteins used in medical research for oncology and neuroscience, and the pharmaceutical Eli Lilly. Lilly doesn't have Cox-2 inhibitors in its drug portfolio, but it did suffer in December from accusations that it hid test data on Prozac from the FDA. Just this past January, however, these allegations were proven untrue. We remain optimistic about Lilly's prospects, given its solid research and development and its pipeline of drugs.

   With the "baby boomers" in their peak saving years, preparing for college costs and retirement, we expect financial services stocks to perform well over time. However, the trend to higher interest rates took a toll on this group during the reporting period, depressing stock prices of financial services companies. We think the Fund's financial holdings were unjustly targeted, especially State Street Corp., which provides custodial services to mutual fund money managers worldwide. State Street's stock rallied strongly during the fourth quarter of 2004.

Q: Could you mention a couple of investments that helped performance?

A: Expeditors International of Washington is an international airfreight forwarding company that is profiting from increased trade volume between Asia and the rest of the globe. This company experienced strong revenue growth in 2004 due in large part to its China-to- Europe and China-to-United States trade routes.

   Chevron is one of the largest crude oil and liquified natural gas (LNG) producers in the Asian Rim, and its stock has appreciated nicely since we purchased it in May. In 2003, shortly after being granted drilling and production rights in Australia, Chevron picked up a contract to drill for gas off Mainland China. Not only did China National Offshore Oil purchase significant volume from the gas field, but it also purchased an equity stake in the leasehold deal. Chevron's arrangement with China represents one of the largest LNG transactions in the history of the industry. Given the staggering demand for energy in China, which is the second largest oil importer in the world, we think Chevron offers a low-risk approach to investing in the energy sector.

Q: What is your outlook for 2005?

A: Small-capitalization companies completed their sixth straight year of strong returns in 2004. Likewise, value stocks have enjoyed robust performance for the past few years. After such strong performance, many market observers believe that the overlooked, large-capitalization growth companies may be poised for a rally. Large-company technology and pharmaceutical stocks, which floundered in 2004, may offer some of the most compelling investment opportunities in 2005.

   It's always hard to stick by stocks that have lagged the market, but we believe the companies that make up your portfolio are of the highest quality and have what it takes to go the distance. Needless to say, it'll be critical to be invested in such underappreciated stocks when the market finally turns in their favor and a recovery begins in earnest.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of funds holding more securities. Investing in the securities of U.S. issuers with substantial foreign activities involves many of the same risks as investing in the securities of foreign issuers.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER GROWTH LEADERS FUND
(formerly Pioneer Papp Stock Fund)
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04                            CLASS A SHARES
--------------------------------------------------------------------------------
Share Prices and Distributions

                                                12/31/04            12/31/03
Net Asset Value per Share                     $ 21.05             $   28.21

Distributions per Share        Income           Short-Term         Long-Term
(1/1/04-12/31/04)             Dividends       Capital Gains      Capital Gains
                              $ 0.1841        $    -              $  7.0365

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Papp Stock Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of December 31, 2004)

              Net Asset     Public Offering
Period          Value         Price (POP)
----------   -----------   ----------------
10 Years         9.08%            8.44%
5 Years         -5.16            -6.28
1 Year           0.25            -5.54

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

        Russell 1000    Pioneer Growth
        Growth Index    Leaders Fund
12/94   10,000           9,425
        13,719          12,500
12/96   16,890          15,187
        22,038          20,167
12/98   30,567          25,541
        40,702          29,301
12/00   31,574          27,471
        25,127          23,920
12/02   18,119          18,136
        23,511          22,432
12/04   24,993          22,481

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 11/29/89 to 2/20/04 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund. Pioneer Papp Stock Fund acquired the assets of Papp Stock Fund in a reorganization on 2/21/04.

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. Pioneer believes the Russell 1000 Growth Index is representative of the issues in the Fund's portfolio and will not provide the S&P 500 Index in the future. You cannot invest directly in any Index.

PIONEER GROWTH LEADERS FUND
(formerly Pioneer Papp Stock Fund)
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04                            CLASS B SHARES
--------------------------------------------------------------------------------
Share Prices and Distributions

                                              12/31/04             2/21/04
Net Asset Value per Share                   $ 20.81             $   28.39

Distributions per Share        Income         Short-Term         Long-Term
(2/21/04-12/31/04)            Dividends     Capital Gains      Capital Gains
                              $ -           $    -              $  7.0365

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Papp Stock Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of December 31, 2004)

                 If           If
Period          Held       Redeemed
----------   ----------   ---------
10 Years       8.16%        8.16%
5 Years       -6.04        -6.04
1 Year        -1.39        -4.34

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

        Russell 1000    Pioneer Growth
        Growth Index    Leaders Fund
12/94   10,000          10,000
        13,719          13,161
12/96   16,890          15,869
        22,038          20,914
12/98   30,567          26,288
        40,702          29,932
12/00   31,574          27,851
        25,127          24,068
12/02   18,119          18,111
        23,511          22,232
12/04   24,993          21,925

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 11/29/89 to 2/20/04 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund. Pioneer Papp Stock Fund acquired the assets of Papp Stock Fund in a reorganization on 2/21/04.

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. Pioneer believes the Russell 1000 Growth Index is representative of the issues in the Fund's portfolio and will not provide the S&P 500 Index in the future. You cannot invest directly in any Index.

PIONEER GROWTH LEADERS FUND
(formerly Pioneer Papp Stock Fund)
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04                            CLASS C SHARES
--------------------------------------------------------------------------------
Share Prices and Distributions

                                              12/31/04             2/21/04
Net Asset Value per Share                   $ 20.69             $   28.39

Distributions per Share        Income         Short-Term         Long-Term
(2/21/04-12/31/04)            Dividends     Capital Gains      Capital Gains
                              $ -           $    -              $  7.0365

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Papp Stock Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of December 31, 2004)

                 If           If
Period          Held       Redeemed
----------   ----------   ---------
10 Years       8.12%        8.12%
5 Years       -6.12        -6.12
1 Year        -1.82        -1.82

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

        Russell 1000    Pioneer Growth
        Growth Index    Leaders Fund
9/96    10,000          10,000
        11,115          10,520
        16,528          12,873
12/98   17,086          12,545
        17,363          15,212
12/00   16,471          14,752
        19,887          15,119
12/02   12,432          12,022
        17,733          17,703
12/04   21,495          20,948

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the fund from 11/29/89 to 2/20/04 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund. Pioneer Papp Stock Fund acquired the assets of Papp Stock Fund in a reorganization on 2/21/04.

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. Pioneer believes the Russell 1000 Growth Index is representative of the issues in the Fund's portfolio and will not provide the S&P 500 Index in the future. You cannot invest directly in any Index.

PIONEER GROWTH LEADERS FUND

PORTFOLIO MANAGEMENT DISCUSSION 12/31/04

Equity markets rose in 2004, led by strong relative performance by small- and mid-cap investments, and by stocks of companies that showed the greatest earnings growth in a cyclical rebound. In general, stable growth stocks and shares of very large, dominant companies lagged in performance. In the following interview, L. Roy Papp and Rosellen C. Papp, who are responsible for the Fund's management, discuss the factors that influenced the performance of Pioneer Papp Stock Fund during the 12-month period ended December 31, 2004.

Q: How did the Fund perform?

A: Pioneer Papp Stock Fund trailed most market indices, as its emphasis on high quality, industry-leading corporations remained out of favor for most of the fiscal year. For the 12 months ended December 31, 2004, the Fund's Class A shares returned 0.25% at net asset value. During the same 12 months, the benchmark Russell 1000 Growth Index returned 6.30%, while the average return of the 925 funds in Lipper's Large-Cap Core Category was 7.79%.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What factors affected Fund performance?

A: We maintained our emphasis on industry-leading, stable-growth companies, including many of the nation's largest companies, in which we have the greatest confidence long term. That focus tended to work against performance during a year in which many of these stocks trailed the market, as investors favored companies with more volatile, if less predictable, earnings. In addition, our concentrations of investments in the information technology and health care sectors worked against performance. Dominant technology companies, such as Intel, lagged market averages, although they largely met their earnings targets, while pharmaceutical leaders, such as Pfizer and Merck, fell hard in the wake of negative news reports about potential side effects associated with the class of pain-relief drugs known as Cox-2 inhibitors. Despite the negative events in 2004, we continue to be impressed by the long-term potential of investments in the technology and health care sectors and have maintained large concentrations in both areas. However, we have made some adjustments in health care in view of new risks.

   Pioneer Papp Stock Fund is managed with a discipline that emphasizes investments in quality, large-cap corporations with strong balance sheets, consistent profits, good earnings growth and relatively little debt. We tend to have a portfolio comprised of stocks of large, dominant companies, and we focus on long-term investments in companies with strong prospects, rather than on short-term, cyclical trends. At the end of the period, we held investments in 23 different companies.

Q: During a challenging period for your discipline, what types of investments helped performance?

A: In a difficult year for the "mega-cap" companies, General Electric was able to resist the tide and deliver a healthy return for the Fund. T. Rowe Price, the asset management and mutual fund company, also appreciated substantially. We have added to our position in T. Rowe Price, as we believe it is in a strong position to benefit from proposals to privatize retirement and health care accounts. Other investments that added to the Fund's performance included United Parcel Service, Walgreen and Clorox.

   The stock market didn't always reward consistency in 2004. Many of the Fund's largest positions were in financially strong companies, such as Microsoft and Wal-Mart, most of which met their earnings objectives. Others, such as Intel, continued to post earnings growth, but at somewhat lower growth rates than earlier. Fundamentally strong performance by companies did not always translate into good stock performance.

Q: Where were the Fund's greatest disappointments, and how have you responded?

A: As we indicated earlier, our information technology and health care positions contained many of the most notable disappointments. In information technology, besides the underperformance by Intel, our focus on semiconductor holdings tended to hold back performance. Stocks of companies such as Applied Materials fell amid concerns about the entire group in light of the decelerating earnings growth of Intel.

   In health care, pharmaceutical company Merck declined substantially after it withdrew its Cox-2 inhibitor, Vioxx, which was used in the treatment of arthritis. Later, competitor Pfizer fell after controversy arose about its Cox-2 inhibitor, Celebrex. We have liquidated our position in Merck, because of our concern about future litigation risks associated with its recall. As we did so, we invested in Johnson & Johnson, a highly diversified health care leader, and Techne, a company that produces proteins used in biomedical research.

   We have retained our investment in Pfizer, whose stock, we believe, has fallen to unrealistically low levels relative to the company's earnings and prospects.

   Retailer Wal-Mart was a good example of a company that performed well on a fundamental basis, but whose stock performance lagged the overall market.

Q: What is your outlook?

A: We think the portfolio is positioned to perform well in 2005 in an environment of sustained economic growth and rising corporate profits, especially in the large-cap companies that we favor. After two years in which small-cap and cyclical companies outdistanced large-cap equities, we think larger companies should gain favor as investors see the value of the very large-cap companies with records of consistent earnings growth. We also believe that the technology companies that we have emphasized should perform well, as productivity improvements created by technology continue to act as one of the primary underpinnings of the global economic expansion.

Investing in mid-sized companies may offer the potential for higher returns, but these companies are also subject to greater short-term price fluctuations than larger, more established companies. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of a fund holding more securities.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                                   17776-00-0605

                           PIONEER GROWTH LEADERS FUND
                      (a series of Pioneer Series Trust II)
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 13, 2005

         This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related Proxy Statement and Prospectus (also dated June 13, 2005) which covers Class A, Class B and Class C shares of Pioneer Growth Leaders Fund (formerly Pioneer Papp Stock Fund) to be issued in exchange for corresponding shares of Pioneer Strategic Growth Fund (formerly Pioneer Papp Strategic Growth Fund), each a series of Pioneer Series Trust II. Please retain this Statement of Additional Information for further reference.

         The Prospectus is available to you free of charge (please call 1-800-225-6292).

INTRODUCTION..................................................................2
EXHIBITS......................................................................2
ADDITIONAL INFORMATION ABOUT PIONEER GROWTH LEADERS FUND......................2
         FUND HISTORY.........................................................2
         DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS.....................2
         MANAGEMENT OF THE FUND...............................................2
         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..................3
         INVESTMENT ADVISORY AND OTHER SERVICES...............................3
         PORTFOLIO MANAGERS...................................................3
         BROKERAGE ALLOCATION AND OTHER PRACTICES.............................3
         CAPITAL STOCK AND OTHER SECURITIES...................................3
         PURCHASE, REDEMPTION AND PRICING OF SHARES...........................3
         TAXATION OF THE FUND.................................................3
         UNDERWRITERS.........................................................3
         CALCULATION OF PERFORMANCE DATA......................................3
         FINANCIAL STATEMENTS.................................................3
ADDITIONAL INFORMATION ABOUT PIONEER STRATEGIC GROWTH FUND....................4
         FUND HISTORY.........................................................4
         DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS.....................4
         MANAGEMENT OF THE FUND...............................................4
         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..................4
         INVESTMENT ADVISORY AND OTHER SERVICES...............................4
         PORTFOLIO MANAGERS...................................................4
         BROKERAGE ALLOCATION AND OTHER PRACTICES.............................4
         CAPITAL STOCK AND OTHER SECURITIES...................................4
         PURCHASE, REDEMPTION AND PRICING OF SHARES...........................4
         TAXATION OF THE FUND.................................................4
         UNDERWRITERS.........................................................5
         CALCULATION OF PERFORMANCE DATA......................................5
         FINANCIAL STATEMENTS.................................................5

                                  INTRODUCTION

         This Statement of Additional Information is intended to supplement the information provided in a Proxy Statement and Prospectus dated June 13, 2005 (the "Proxy Statement and Prospectus") relating to the proposed reorganization of Pioneer Strategic Growth Fund into Pioneer Growth Leaders Fund, each a series of Pioneer Series Trust II, and in connection with the solicitation by the management of Pioneer Series Trust II of proxies to be voted at the Meeting of Shareholders of Pioneer Strategic Growth Fund to be held on August 2, 2005.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

         The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Pioneer Growth Leaders Fund's statement of additional information for Class A, B, C and R shares, dated May 1, 2005 ("Pioneer Growth Leader Fund's SAI") (File No. 333-110037), as filed with the Securities and Exchange Commission on April 22, 2005 (Accession No.
         0001016964-05-000146) is incorporated herein by reference.

2. Pioneer Growth Leaders Fund's Annual Report for the fiscal year ended December 31, 2004 (File No. 811-21460), as filed with the Securities and Exchange Commission on March 11, 2005 (Accession No.
         0001094522-05-000001) is incorporated herein by reference.

3. Pioneer Strategic Growth Fund's statement of additional information for Class A, B, C and R shares, dated May 1, 2005 ("Pioneer Strategic Growth Fund's SAI") (File No. 333-110037), as filed with the Securities and Exchange Commission on April 22, 2005 (Accession No.
         0001016964-05-000146) is incorporated herein by reference.

4. Pioneer Strategic Growth Fund's Annual Report for the fiscal year ended December 31, 2004 (File No. 811-21460), as filed with the Securities and Exchange Commission on March 11, 2005 (Accession No.
         0001094522-05-000001) is incorporated herein by reference.

5. Pro forma financial statements for the combined Pioneer Strategic Growth Fund and Pioneer Growth Leaders Fund as of December 31, 2004

                          ADDITIONAL INFORMATION ABOUT
                           PIONEER GROWTH LEADERS FUND

FUND HISTORY

         For additional information about Pioneer Growth Leaders Fund generally and its history, see "Fund History" in Pioneer Growth Leaders Fund's SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

         For additional information about Pioneer Growth Leaders Fund's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in Pioneer Growth Leaders Fund's SAI.

MANAGEMENT OF THE FUND

         For additional information about Pioneer Growth Leaders Fund's Board of Trustees and officers, see "Trustees and Officers" in Pioneer Growth Leaders Fund's SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         For additional information, see "Annual Fee, Expense and Other Information - Share Ownership."

INVESTMENT ADVISORY AND OTHER SERVICES

         For additional information, see "Investment Adviser," "Shareholder Servicing/Transfer Agent," "Custodian" and "Independent Auditors" in Pioneer Growth Leaders Fund's SAI.

PORTFOLIO MANAGERS

         For addition information, see "Portfolio Management" in Pioneer Growth Leaders Fund's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         For additional information about the Pioneer Growth Leaders Fund's brokerage allocation practices, see "Portfolio Transactions" in Pioneer Growth Leaders Fund's SAI.

CAPITAL STOCK AND OTHER SECURITIES

         For additional information about the voting rights and other characteristics of shares of beneficial interest of Pioneer Growth Leaders Fund, see "Description of Shares" in Pioneer Growth Leaders Fund's SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

         For additional information about purchase, redemption and pricing of shares of Pioneer Growth Leaders Fund, see "Sales Charges," "Redeeming Shares," "Telephone and Online Transactions" and "Pricing of Shares" in Pioneer Growth Leaders Fund's SAI.

TAXATION OF THE FUND

         For additional information about tax matters related to an investment in Pioneer Growth Leaders Fund, see "Tax Status" in Pioneer Growth Leaders Fund's SAI.

UNDERWRITERS

         For additional information about the Pioneer Growth Leaders Fund's principal underwriter and distribution plans, see "Principal Underwriter and Distribution Plans" and "Sales Charges" in Pioneer Growth Leaders Fund's SAI.

CALCULATION OF PERFORMANCE DATA

         For additional information about the investment performance of Pioneer Growth Leaders Fund, see "Investment Results" in Pioneer Growth Leaders Fund's SAI.

FINANCIAL STATEMENTS

         For additional information, see "Financial Statements" in Pioneer Growth Leaders Fund's SAI.

                          ADDITIONAL INFORMATION ABOUT
                          PIONEER STRATEGIC GROWTH FUND

FUND HISTORY

         For additional information about Pioneer Strategic Growth Fund generally and its history, see "Fund History" in Pioneer Strategic Growth Fund's SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

         For additional information about Pioneer Strategic Growth Fund's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in Pioneer Strategic Growth Fund's SAI.

MANAGEMENT OF THE FUND

         For additional information about Pioneer Strategic Growth Fund's Board of Trustees and officers, see "Trustees and Officers" in Pioneer Strategic Growth Fund's SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         For additional information, see "Annual Fee, Expense and Other Information - Share Ownership."

INVESTMENT ADVISORY AND OTHER SERVICES

         For additional information, see "Investment Adviser," "Shareholder Servicing/Transfer Agent," "Custodian" and "Independent Auditors" in Pioneer Strategic Growth Fund's SAI.

PORTFOLIO MANAGERS

         For addition information, see "Portfolio Management" in Pioneer Growth Leaders Fund's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         For additional information about the Pioneer Strategic Growth Fund's brokerage allocation practices, see "Portfolio Transactions" in Pioneer Strategic Growth Fund's SAI.

CAPITAL STOCK AND OTHER SECURITIES

         For additional information about the voting rights and other characteristics of shares of beneficial interest of Pioneer Strategic Growth Fund, see "Description of Shares" in Pioneer Strategic Growth Fund's SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

         For additional information about purchase, redemption and pricing of shares of Pioneer Strategic Growth Fund, see "Sales Charges," "Redeeming Shares," "Telephone and Online Transactions" and "Pricing of Shares" in Pioneer Strategic Growth Fund's SAI.

TAXATION OF THE FUND

         For additional information about tax matters related to an investment in Pioneer Strategic Growth Fund, see "Tax Status" in Pioneer Strategic Growth Fund's SAI.

UNDERWRITERS

         For additional information about the Pioneer Strategic Growth Fund's principal underwriter and distribution plans, see "Principal Underwriter and Distribution Plans" and "Sales Charges" in Pioneer Strategic Growth Fund's SAI.

CALCULATION OF PERFORMANCE DATA

         For additional information about the investment performance of Pioneer Strategic Growth Fund, see "Investment Results" in Pioneer Strategic Growth Fund's SAI.

FINANCIAL STATEMENTS

         For additional information, see "Financial Statements" in Pioneer Strategic Growth Fund's SAI.

PIONEER GROWTH LEADERS FUND
PRO FORMA
Schedule of Investments (a)
December 31, 2004
(Unaudited)

                   Pioneer                                                                % of Pro         Pioneer
 Pioneer Growth   Strategic    Pro Forma                                                    Forma     Growth Leaders Fund
  Leaders Fund   Growth Fund    Combined                                                  Combined          Market
    Shares          Shares       Shares                                                  Net Assets          Value
 --------------  -----------   ----------                                                ----------   -------------------
                                             COMMON STOCKS                                 98.9%
                                             Energy                                         0.3%
                                             Integrated Oil & Gas                           0.3%
                     5,400         5,400     ChevronTexaco Corp.                                          $
                                                                                                          -----------
                                             Total Energy                                                 $
                                                                                                          -----------

                                             Capital Goods                                  7.7%
                                             Electrical Components & Equipment              7.7
                    18,000        18,000     American Power Conversion Corp.                              $
   81,000           82,000       163,000     General Electric Co.                                         $ 2,956,500
                                                                                                          -----------
                                             Total Capital Goods                                          $ 2,956,500
                                                                                                          -----------

                                             Transportation                                 6.0%
                                             Air Freight & Couriers                         5.2%
                    75,600        75,600     Expeditors International of Washington, Inc.                 $
                                                                                                          -----------

                                             Trucking                                       0.8%
    7,500                          7,500     United Parcel Service                                        $   640,950
                                                                                                          -----------
                                             Total Transportation                                         $   640,950
                                                                                                          -----------

                                             Media                                          5.0%
                                             Advertising                                    5.0%
   20,500           28,000        48,500     Omnicom Group                                                $ 1,728,560
                                                                                                          -----------
                                             Total Media                                                  $ 1,728,560
                                                                                                          -----------

                                             Retailing                                      1.0%
                                             General Merchandise Stores                     1.0%
   16,200                         16,200     Target Corp.                                                 $   841,266
                                                                                                          -----------
                                             Total Retailing                                              $   841,266
                                                                                                          -----------

                                                     Pioneer             Pro Forma
                                               Strategic Growth Fund     Combined
                                                      Market              Market
                                                      Value               Value
                                               ---------------------    ---------
COMMON STOCKS
Energy
Integrated Oil & Gas
ChevronTexaco Corp.                               $    283,554          $   283,554
                                                  ------------          -----------
Total Energy                                      $    283,554          $   283,554
                                                  ------------          -----------

Capital Goods
Electrical Components & Equipment
American Power Conversion Corp.                   $    385,200          $   385,200
General Electric Co.                              $  2,993,000          $ 5,949,500
                                                  ------------          -----------
Total Capital Goods                               $  3,378,200          $ 6,334,700
                                                  ------------          -----------

Transportation
Air Freight & Couriers
Expeditors International of Washington, Inc.      $  4,224,528          $ 4,224,528
                                                  ------------          -----------

Trucking
United Parcel Service                             $                     $   640,950
                                                  ------------          -----------
Total Transportation                              $  4,224,528          $ 4,865,478
                                                  ------------          -----------

Media
Advertising
Omnicom Group                                     $  2,360,960          $ 4,089,520
                                                  ------------          -----------
Total Media                                       $  2,360,960          $ 4,089,520
                                                  ------------          -----------

Retailing
General Merchandise Stores
Target Corp.                                      $                     $   841,266
                                                  ------------          -----------
Total Retailing                                   $                     $   841,266
                                                  ------------          -----------

                   Pioneer                                                          % of Pro         Pioneer
 Pioneer Growth   Strategic     Pro Forma                                            Forma     Growth Leaders Fund
  Leaders Fund   Growth Fund    Combined                                            Combined          Market
    Shares         Shares        Shares                                            Net Assets          Value
 --------------  -----------    ---------                                          ----------   ------------------
                                            Food & Drug Retailing                     6.1%
                                            Drug Retail                               3.0%
   63,500                        63,500     Walgreen Co.                                           $ 2,436,495
                                                                                                   -----------

                                            Food Distributors                         0.6%
   12,500                        12,500     Sysco Corp.                                            $   477,125
                                                                                                   -----------

                                            Hypermarkets & Supercenters               2.5%
   31,000          8,000         39,000     Wal-Mart Stores, Inc.                                  $ 1,637,420
                                                                                                   -----------
                                            Total Food & Drug Retailing                            $ 4,551,040
                                                                                                   -----------

                                            Household & Personal Products             4.2%
                                            Household Products                        3.3%
   44,000                        44,000     Clorox Co.                                             $ 2,592,920
                   2,000          2,000     Colgate-Palmolive Co.                                  $
                                                                                                   -----------
                                                                                                   $ 2,592,920
                                                                                                   -----------

                                            Personal Products                         0.9%
                  15,000         15,000     Alberto-Culver Co. (Class B)                           $
                                                                                                   -----------
                                            Total Household & Personal Products                    $ 2,592,920
                                                                                                   -----------

                                            Health Care Equipment & Service          16.7%
                                            Health Care Distributors                  6.7%
   22,000         65,000         87,000     Johnson & Johnson Co.                                  $ 1,395,240
                                                                                                   -----------

                                            Health Care Equipment                     9.2%
   65,900         36,000        101,900     Medtronic, Inc.                                        $ 3,273,253
   28,800         35,500         64,300     Techne Corp.*                                          $ 1,120,320
                                                                                                   -----------
                                                                                                   $ 4,393,573
                                                                                                   -----------

                                            Health Care Services                      0.8%
   14,828                        14,828     Medco Health Solutions, Inc. *                         $   616,845
                                                                                                   -----------
                                            Total Health Care Equipment & Services                 $ 6,405,658
                                                                                                   -----------

                                            Pharmaceuticals & Biotechnology           2.0%
                                            Pharmaceuticals                           2.0%
                  28,200         28,200     Eli Lilly & Co.                                        $
                                                                                                   -----------
                                            Total Pharmaceuticals & Biotechnology                  $
                                                                                                   -----------

                                           Pioneer              Pro Forma
                                     Strategic Growth Fund      Combined
                                            Market                Market
                                            Value                 Value
                                     ---------------------      ---------
Food & Drug Retailing
Drug Retail
Walgreen Co.                             $                    $  2,436,495
                                         -----------          ------------
Food Distributors
Sysco Corp.                              $                    $    477,125
                                         -----------          ------------

Hypermarkets & Supercenters
Wal-Mart Stores, Inc.                    $   422,560          $  2,059,980
                                         -----------          ------------
Total Food & Drug Retailing              $   422,560          $  4,973,600
                                         -----------          ------------

Household & Personal Products
Household Products
Clorox Co.                               $                    $  2,592,920
Colgate-Palmolive Co.                    $   102,320          $    102,320
                                         -----------          ------------
                                         $   102,320          $  2,695,240
                                         -----------          ------------

Personal Products
Alberto-Culver Co. (Class B)             $   728,550          $    728,550
                                         -----------          ------------
Total Household & Personal Products      $   830,870          $  3,423,790
                                         -----------          ------------

Health Care Equipment & Service
Health Care Distributors
Johnson & Johnson Co.                    $ 4,122,300          $  5,517,540
                                         -----------          ------------

Health Care Equipment
Medtronic, Inc.                          $ 1,788,120          $  5,061,373
Techne Corp.*                            $ 1,380,950          $  2,501,270
                                         -----------          ------------
                                         $ 3,169,070          $  7,562,643
                                         -----------          ------------

Health Care Services
Medco Health Solutions, Inc. *           $                    $    616,845
                                         -----------          ------------
Total Health Care Equipment & Services   $ 7,291,370          $ 13,697,028
                                         -----------          ------------

Pharmaceuticals & Biotechnology
Pharmaceuticals
Eli Lilly & Co.                          $ 1,600,350          $  1,600,350
                                         -----------          ------------
Total Pharmaceuticals & Biotechnology    $ 1,600,350          $  1,600,350
                                         -----------          ------------

                  Pioneer                                                          % of Pro         Pioneer
Pioneer Growth   Strategic     Pro Forma                                            Forma     Growth Leaders Fund
 Leaders Fund   Growth Fund    Combined                                            Combined          Market
   Shares         Shares        Shares                                            Net Assets         Value
--------------  -----------    ---------                                          ----------   ------------------
                                           Diversified Financials                    14.8%
                                           Asset Management & Custody Banks          14.8%
   23,500                       23,500     Northern Trust Corp.                                      $ 1,141,630
   68,000          90,000      158,000     State Street Corp.                                        $ 3,340,160
   52,000                       52,000     T. Rowe Price Associates, Inc.                            $ 3,234,400
                                                                                                     -----------
                                                                                                     $ 7,716,190
                                                                                                     -----------
                                           Total Diversified Financials                              $ 7,716,190
                                                                                                     -----------

                                           Insurance                                  3.3%
                                           Multi-Line Insurance                       3.3%
                   41,500       41,500     American International Group, Inc.                        $
                                                                                                     -----------
                                           Total Insurance                                           $
                                                                                                     -----------

                                           Software & Services                       11.6%
                                           Application Software                       8.6%
  118,000         147,000      265,000     Microsoft Corp.                                           $ 3,151,780
                                                                                                     -----------

                                           Data Processing & Outsourced Services      3.0%
   58,000                       58,000     First Data Corp.                                          $ 2,467,320
                                                                                                     -----------
                                           Total Software & Services                                 $ 5,619,100
                                                                                                     -----------

                                           Technology Hardware & Equipment            5.6%
                                           Computer Hardware                          2.4%
   35,000          13,000       48,000     Hewlett-Packard Co.                                       $   733,950
                    9,500        9,500     IBM Corp.                                                 $
                                                                                                     -----------
                                                                                                     $   733,950
                                                                                                     -----------

                                           Computer Storage & Peripherals             0.4%
   10,000          14,000       24,000     EMC Corp.*                                                $   148,700
                                                                                                     -----------
                                           Electronic Manufacturing Services          2.8%
   37,000          49,250       86,250     Molex, Inc.                                               $   986,050
                                                                                                     -----------
                                           Total Technology Hardware & Equipment                     $ 1,868,700
                                                                                                     -----------

                                             Pioneer             Pro Forma
                                       Strategic Growth Fund     Combined
                                              Market               Market
                                              Value                Value
                                       ---------------------     ---------
Diversified Financials
Asset Management & Custody Banks
Northern Trust Corp.                       $                    $  1,141,630
State Street Corp.                         $ 4,420,800          $  7,760,960
T. Rowe Price Associates, Inc.             $                    $  3,234,400
                                           -----------          ------------
                                           $ 4,420,800          $ 12,136,990
                                           -----------          ------------
Total Diversified Financials               $ 4,420,800          $ 12,136,990
                                           -----------          ------------

Insurance
Multi-Line Insurance
American International Group, Inc.         $ 2,725,305          $  2,725,305
                                           -----------          ------------
Total Insurance                            $ 2,725,305          $  2,725,305
                                           -----------          ------------

Software & Services
Application Software
Microsoft Corp.                            $ 3,926,370          $  7,078,150
                                           -----------          ------------

Data Processing & Outsourced Services
First Data Corp.                           $                    $  2,467,320
                                           -----------          ------------
Total Software & Services                  $ 3,926,370          $  9,545,470
                                           -----------          ------------

Technology Hardware & Equipment
Computer Hardware
Hewlett-Packard Co.                        $   272,610          $  1,006,560
IBM Corp.                                  $   936,510          $    936,510
                                           -----------          ------------
                                           $ 1,209,120          $  1,943,070
                                           -----------          ------------

Computer Storage & Peripherals
EMC Corp.*                                 $   208,180          $    356,880
                                           -----------          ------------
Electronic Manufacturing Services
Molex, Inc.                                $ 1,312,513          $  2,298,563
                                           -----------          ------------
Total Technology Hardware & Equipment      $ 2,729,813          $  4,598,513
                                           -----------          ------------

                  Pioneer                                                        % of Pro         Pioneer
Pioneer Growth   Strategic     Pro Forma                                          Forma     Growth Leaders Fund
 Leaders Fund   Growth Fund    Combined                                          Combined          Market
   Shares         Shares        Shares                                          Net Assets         Value
--------------  -----------    ---------                                        ----------   ------------------
                                           Semiconductors                          14.6%
                                           Semiconductor Equipment                  2.4%
   41,600         72,000       113,600     Applied Materials, Inc. *                            $     711,360
                                                                                                -------------
                                           Semiconductors                          12.2%
  142,000        171,000       313,000     Intel Corp.                                          $   3,321,380
   29,000         40,000        69,000     Linear Technology Corp.                              $   1,124,040
                                                                                                -------------
                                                                                                $   4,445,420
                                                                                                -------------
                                           Total Semiconductors                                 $   5,156,780
                                                                                                -------------

                                           TOTAL COMMON STOCKS                                  $  40,077,664
                                                                                                -------------
                                           TOTAL INVESTMENT IN SECURITIES          98.9%        $  40,077,664
                                                                                                -------------
                                           OTHER ASSETS AND LIABILITIES             1.1%        $     567,469
                                                                                                -------------
                                           TOTAL NET ASSETS                       100.0%        $  40,645,133
                                                                                                =============
                                           Total Investments at Cost                            $  15,717,178
                                                                                                =============

                                          Pioneer             Pro Forma
                                    Strategic Growth Fund     Combined
                                           Market               Market
                                           Value                Value
                                    ---------------------     ---------
Semiconductors
Semiconductor Equipment
Applied Materials, Inc. *               $  1,231,200        $  1,942,560
Semiconductors                          ------------        ------------

Intel Corp.                             $  3,999,690        $  7,321,070
                                        $  1,550,400        $  2,674,440
Linear Technology Corp.                 ------------        ------------
                                        $  5,550,090        $  9,995,510
                                        ------------        ------------
Total Semiconductors                    $  6,781,290        $ 11,938,070
                                        ------------        ------------

TOTAL COMMON STOCKS                     $ 40,975,970        $ 81,053,634
                                        ------------        ------------
TOTAL INVESTMENT IN SECURITIES          $ 40,975,970        $ 81,053,634
                                        ------------        ------------
OTHER ASSETS AND LIABILITIES            $    334,222        $    901,691
                                        ------------        ------------
TOTAL NET ASSETS                        $ 41,310,192        $ 81,955,325
                                        ============        ============
Total Investments at Cost               $ 24,475,032        $ 40,192,210
                                        ============        ============

*        Non-income producing security.
(a) No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consumation of the merger no securities would need to be sold in order for Pioneer Growth Leaders Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.


   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund
Pro Forma Statement of Assets and Liabilities
December 31, 2004
(unaudited)

                                                         Pioneer Growth      Pioneer Strategic       Pro Forma         Pro Forma
                                                          Leaders Fund          Growth Fund         Adjustments         Combined
                                                         --------------      -----------------      -----------      -------------
ASSETS:
Investment in securities, at value
       (Cost $15,717,178 and $24,475,032, respectively)  $   40,077,664        $  40,975,970                         $  81,053,634
     Cash                                                       180,561              128,895                               309,456
     Receivables
         Investment securities sold                             423,587              353,996                               777,583
         Fund shares sold                                         2,184               12,548                                14,732
         Dividends, interest and foreign taxes withheld          67,390               44,017                               111,407
     Other                                                           --                3,005                                 3,005
                                                         --------------        -------------                         -------------
                  Total assets                           $   40,751,386        $  41,518,431                         $  82,269,817
                                                         --------------        -------------                         -------------

LIABILITIES:
     Payables
         Fund shares repurchased                         $          826        $     109,070                         $     109,896
     Due to affiliates                                           36,509               34,548                                71,057
     Accrued expenses                                            68,918               64,621                               133,539
                                                         --------------        -------------                         -------------
                  Total liabilities                      $      106,253        $     208,239                         $     314,492
                                                         ==============        =============                         =============

NET ASSETS:
     Paid-in capital                                     $   16,243,909        $  24,809,254                         $  41,053,163
     Undistributed net investment income                          2,444                   --                                 2,444
     Accumulated net realized gain on investments                38,294                   --                                38,294
     Net unrealized gain on investments                      24,360,486           16,500,938                            40,861,424
                                                         --------------        -------------                         -------------
                  Total net assets                       $   40,645,133        $  41,310,192                         $  81,955,325
                                                         ==============        =============                         =============

OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
     Class A                                                  1,926,803            2,568,928         (610,197)(a)        3,885,534
                                                         ==============        =============                         =============
     Class B                                                      2,505                3,726             (861)(a)            5,370
                                                         ==============        =============                         =============
     Class C                                                      1,168                1,047             (240)(a)            1,975
                                                         ==============        =============                         =============
     Class R                                                         35                   50              (12)(a)               73
                                                         ==============        =============                         =============

NET ASSET VALUE PER SHARE:
     Class A                                                      21.05                16.05                                 21.05
                                                         ==============        =============                         =============
     Class B                                                      20.81                16.00                                 20.81
                                                         ==============        =============                         =============
     Class C                                                      20.69                15.94                                 20.69
                                                         ==============        =============                         =============
     Class R                                                      20.55                15.60                                 20.55
                                                         ==============        =============                         =============

MAXIMUM OFFERING PRICE:
     Class A                                                      22.33                17.03                                 22.33
                                                         ==============        =============                         =============

(a) Class A, Class B, Class C and Class R shares of Pioneer Strategic Growth Fund are exchanged for Class A, Class B, Class C and Class R shares respectively, of Pioneer Growth Leaders Fund. Initial per share values of Class A, B, C and R shares are presumed to equal that of Pioneer Growth Leaders Fund's Class A, B, C and R shares, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund
Pro Forma Statement of Operations
For the Year Ended December 31, 2004
(unaudited)

                                                     Pioneer Growth     Pioneer Strategic      Pro Forma           Pro Forma
                                                      Leaders Fund         Growth Fund        Adjustments          Combined
                                                     --------------     -----------------     -----------          --------
INVESTMENT INCOME:
     Dividends                                        $    891,323         $   962,529                            $  1,853,852
     Interest                                                1,503                 945                                   2,448
                                                      ------------         -----------                            ------------
                  Total investment income             $    892,826         $   963,474                            $  1,856,300
                                                      ------------         -----------                            ------------
EXPENSES:
     Management fees                                  $    386,080         $   382,099                            $    768,179
     Transfer agent fees and expenses
         Class A                                            39,995              84,041         $  (40,818)(a)           83,218
         Class B                                               463                 336                193(a)               992
         Class C                                               153                 155                143(a)               451
         Class R                                                23                  31                 (4)(a)               50
     Distribution fees
         Class A                                           102,200             100,143                                 202,343
         Class B                                               360                 356                                     716
         Class C                                                81                 136                                     217
         Class R                                                 3                   3                                       6
     Administrative reimbursements                          15,417              15,417             (4,454)(a)           26,380
     Custodian fees                                         12,634              13,533                                  26,167
     Registration fees                                      73,312              75,882                                 149,194
     Professional fees                                      51,690              59,910            (59,910)(a)           51,690
     Printing expense                                       22,670              27,333                                  50,003
     Fees and expenses of nonaffiliated trustees             6,097               6,097             (6,097)(a)            6,097
     Miscellaneous                                          18,649              10,287                                  28,936
                                                      ------------         -----------         ----------         ------------
         Total expenses                               $    729,827         $   775,759         $ (110,947)        $  1,394,639
         Less management fees waived
             and expenses reimbursed by PIM               (118,268)           (171,696)            32,247(b)          (257,717)
         Less fees paid indirectly                            (147)               (331)                                   (478)
                                                      ------------         -----------         ----------         ------------
         Net expenses                                 $    611,412         $   603,732         $  (78,700)        $  1,136,444
                                                      ------------         -----------         ----------         ------------
                  Net investment income               $    281,414         $   359,742         $   78,700         $    719,856
                                                      ------------         -----------         ----------         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                 $ 10,648,184         $ 7,642,655                            $ 18,290,839
     Change in net unrealized gain on investments      (11,141,722)         (8,516,758)                            (19,658,480)
                                                      ------------         -----------                            ------------
         Net loss on investments                      $   (493,538)        $  (874,103)                           $ (1,367,641)
                                                      ------------         -----------                            ------------
         Net decrease in net assets
             resulting from operations                $   (212,124)        $  (514,361)                           $   (647,785)
                                                      ============         ===========                            ============

(a) Reflects reduction in expenses due to elimination of duplicate services.
(b) Although the Class A shares of both Pioneer Strategic Growth Fund and Pioneer Growth Leaders Fund are subject to the same contractual expense limitation of 1.25% of average daily net assets (with the Class B and Class C shares' expenses proportionately reduced), based on Pioneer Growth Leaders Fund's lower gross expenses during the fiscal year ended December 31, 2004, the pro forma adjustment reflects the estimated decrease in PIM's fee waiver and/or expense reimbursement under Pioneer Growth Leaders Fund's current expense limitation agreement.

Pioneer Growth Leaders Fund

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
12/31/04
(Unaudited)

1. Description of the Fund

Pioneer Growth Leaders Fund (the Fund), previously named Pioneer Papp Stock Fund, is one of eight series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth. The Fund commenced operations on February 20, 2004 and is the successor to Pioneer Papp Stock Fund.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class R shares. Class B, Class C, and Class R shares were first publicly offered on February 23, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, Class C, and Class R shareowners have exclusive voting rights with respect to the distribution plan for each class.

2. Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of Pioneer Strategic Growth Fund (formerly, Pioneer Papp Strategic Growth Fund) by the Fund, as if such acquisition had taken place as of January 1, 2004.

Under the terms of an Agreement and Plan of Reorganization (the "Reorganization") between these two Funds, the combination of the Fund and Pioneer Strategic Growth Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition will be accomplished by an acquisition of the net assets of Pioneer Strategic Growth Fund in exchange for shares of the Fund at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Fund and Pioneer Strategic Growth Fund have been combined as of and for their most recent fiscal year ended December 31, 2004. Following the acquisition, the Fund will be the accounting survivor. Half of all related acquisition costs will be borne by the Fund and Pioneer Strategic Growth Fund equally. Pioneer will bear the balance of these costs.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Fund and Pioneer Strategic Growth Fund included in their respective annual reports to shareowners dated December 31, 2004. Adjustments have been made to expenses for duplicate services that would not have been incurred if the merger took place on January 1, 2004.

3. Security Valuation

Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At December 31, 2004, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at December 31, 2004, in connection with the proposed acquisition. The number of shares assumed to be issued is equal to the net asset value of shares of Pioneer Strategic Growth Fund, as of December 31, 2004, divided by the net asset value per share of the Fund's shares as of December 31, 2004. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at December 31, 2004:

                            Shares of         Additional Shares
                            The Fund           Assumed Issued        Total Outstanding Shares
  Class of Shares        Pre-Combination      In Reorganization         Post-Combination
---------------------------------------------------------------------------------------------
Class A                     1,926,803            1,958,731                3,885,534
---------------------------------------------------------------------------------------------
Class B                         2,505                2,865                    5,370
---------------------------------------------------------------------------------------------
Class C                         1,168                  807                    1,975
---------------------------------------------------------------------------------------------
Class R                            35                   38                       73
---------------------------------------------------------------------------------------------

5. Federal Income Taxes

Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will be the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

The identified cost of investments for these funds is substantially the same for both financial accounting and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.